  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1999

                                                          FILE NOS.  33-9421
                                                                    811-5526
=============================================================================

                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        \x\

                          PRE-EFFECTIVE AMENDMENT NO.                      \ \

                        POST-EFFECTIVE AMENDMENT NO. 24                    \x\

                                    AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    \x\

                               AMENDMENT NO. 28                            \x\

                               ----------------

             MUTUAL FUND INVESTMENT TRUST (formerly AVESTA Trust)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       One Chase Manhattan Plaza, Third Floor
                 New York, New York                                  10081
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                      (ZIP CODE)


                            --------------------

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 492-1600

                            --------------------

                            George Martinez, Esq.
                          BISYS Fund Services, Inc.
                              3435 Stelzer Road
                             Columbus, Ohio 43219
                (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPY TO:
                             GARY S. SCHPERO, ESQ.
                          SIMPSON THACHER & BARTLETT
                             425 LEXINGTON AVENUE

                           NEW YORK, NEW YORK 10017


It is proposed that this filing will become effective:


\ \  immediately upon filing pursuant      \ \ on    pursuant to paragraph (b)
     to paragraph (b)

\ \  60 days after filing pursuant to      \X\ on April 30, 1999 pursuant to
     paragraph (a)(1)                          paragraph (a)(1)

\ \  75 days after filing pursuant         \ \ on    pursuant to paragraph
     to paragraph (a)(2)                       (a)(2) of Rule 485

If appropriate, check the following box:

\ \ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


         Registrant has previously elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of units of beneficial interest for sale under the Securities Act of 1933. Registrant's Rule 24f-2 Notice for the fiscal year 1997 was filed on or about March 26, 1998.
================================================================================

                         MUTUAL FUND INVESTMENT TRUST
                      Registration Statement on Form N-1A


                             CROSS-REFERENCE SHEET
           Pursuant to Rule 495(a) Under the Securities Act of 1933


    Item Number
    Form N-1A,                                        Statement of Additional
      Part A         Prospectus Caption                 Information Caption

    ----------       ------------------               -----------------------

                     Captions apply to all
                     Prospectuses except where
                     indicated in parenthesis.
                     Parenthesis indicate captions
                     for Institutional Shares
                     Prospectuses

         1           Front Cover Page                            *

         2(a)        Expense Summary                             *

          (b)        Not Applicable                              *
         3(a)        Financial Highlights                        *
          (b)        Not Applicable                              *
          (c)        Performance Information                     *
         4(a)(b)     Other Information Concerning                *
                     the Fund; Fund Objective;
                     Investment Policies
          (c)        Fund Objective; Investment                  *
                     Policies
          (d)        Not Applicable                              *
         5(a)        Management                                  *
          (b)        Management                                  *
          (c)(d)     Management; Other Information               *
                     Concerning the Fund
          (e)        Other Information Concerning                *
                     the Fund; Back Cover Page
          (f)        Other Information Concerning                *
                     the Fund
          (g)        Not Applicable                              *
         5A          Not Applicable                              *
         6(a)        Other Information Concerning                *
                     the Fund
          (b)        Not Applicable                              *
          (c)        Not Applicable                              *

    Item Number
    Form N-1A,                                        Statement of Additional
      Part A         Prospectus Caption                 Information Caption
    ----------       ------------------               -----------------------


          (d)        Not Applicable                              *

          (e)(f)     About Your Investment; How to               *
                     Buy, Sell and Exchange Shares (How to Purchase, Redeem and Exchange Shares); How Distributions Are Made; Tax Information; Other Information Concerning the Fund.

          (f)        How Distributions are Made;                 *
                     Tax Information
          (g)        How Distributions are Made;            Tax Matters
                     Tax Information
          (h)        About Your Investment; How to               *
                     Buy, Sell and Exchange Shares
                     (How to Purchase, Redeem and
                     Exchange Shares); Other
                     Information Concerning the
                     Fund
         7(a)        How to Buy, Sell and Exchange               *
                     Shares (How to Purchase,
                     Redeem and Exchange Shares)
          (b)        How the Fund Values its                     *
                     Shares; How to Buy, Sell and
                     Exchange Shares (How to
                     Purchase, Redeem and Exchange
                     Shares)
          (c)        Not Applicable                              *
          (d)        How to Buy, Sell and Exchange               *
                     Shares (How to Purchase,
                     Redeem and Exchange Shares)
          (e)        Management; Other Information               *
                     Concerning the Fund
          (f)        Other Information Concerning                *
                     the Fund
         8(a)        How to Buy, Sell and Exchange               *
                     Shares (How to Purchase,
                     Redeem and Exchange Shares)
          (b)        How to Buy, Sell and Exchange               *
                     Shares (How to Purchase,
                     Redeem and Exchange Shares)

    Item Number
    Form N-1A,                                        Statement of Additional
      Part A         Prospectus Caption                 Information Caption
    ----------       ------------------               -----------------------


          (c)        How to Buy, Sell and Exchange               *
                     Shares (How to Purchase,
                     Redeem and Exchange Shares)
          (d)        How to Buy, Sell and Exchange               *
                     Shares (How to Purchase,
                     Redeem and Exchange Shares)
         9           Not Applicable                              *
         10                             *           Front Cover Page
         11                             *           Front Cover Page

         12                             *           Not Applicable
         13(a)(b)    Fund Objective; Investment     Investment Policies and
                     Policies                       Restrictions

         14(c)                     *                Management of the Trust and
                                                    Funds or Portfolios

         (b)                       *                Not Applicable
         (c)                       *                Management of the Trust and
                                                    Funds or Portfolios

         15(a)                     *                Not Applicable
         (b)                       *                General Information

         (c)                       *                General Information

         16(a)       Management                     Management of the Trust and
                                                    Funds or Portfolios
         (b)         Management                     Management of the Trust and
                                                    Funds or Portfolios

         (c)         Other Information Concerning   Management of the Trust and
                     the Fund                       Funds or Portfolios
         (d)         Management                     Management of the Trust and
                                                    Funds or Portfolios

         (e)                       *                Not Applicable

         (f)         How to Buy, Sell and Exchange  Management of the Trust and
                     Shares (How to Purchase,       Funds or Portfolios
                     Redeem and Exchange Shares);
                     Other Information Concerning
                     the Fund
         (g)                       *                Not Applicable

         (h)                       *                Management of the Trust and
                                                    Funds or Portfolios;
                                                    Independent Accountants
         (i)                       *                Not Applicable

    Item Number
    Form N-1A,                                        Statement of Additional
      Part A         Prospectus Caption                 Information Caption
    ----------       ------------------               -----------------------

         17          Investment Policies            Investment Policies and
                                                    Restrictions
         18(a)       Other Information Concerning   General Information
                     the Fund; How to Buy, Sell
                     and Exchange Shares (How to
                     Purchase, Redeem and Exchange
                     Shares)

         (b)                       *                Not Applicable

         19(a)       How to Buy, Sell and Exchange  Purchases, Redemptions and
                     Shares (How to Purchase,       Exchanges
                     Redeem and Exchange Shares)
         (b)         How the Fund Values its        Determination of Net Asset
                     Shares; How to Buy, Sell and   Value
                     Exchange Shares (How to
                     Purchase, Redeem and Exchange
                     Shares)

         (c)                       *                Purchases, Redemptions and
                                                    Exchanges
         20          How Distributions are Made;    Tax Matters
                     Tax Information

         21(a)                     *                Management of the Trust and
                                                    Funds or Portfolios

         (b)                       *                Management of the Trust and
                                                    Funds or Portfolios
         (c)                       *                Not Applicable

         22                        *                Performance Information
         23                        *                Not Applicable

The Chase Manhattan Bank

Chase Funds, Premier Shares
Draft 3

February 17, 1999

[Front cover page]

Chase Funds




Prospectus
April 30, 1999

Chase Money Market Fund
Chase Short-Intermediate Term U.S. Government Securities Fund
Chase U.S. Government Securities Fund
Chase Intermediate Term Bond Fund
Chase Income Fund
Chase Balanced Fund
Chase Equity Income Fund
Chase Core Equity Fund
Chase Equity Growth Fund
Chase Small Capitalization Fund


Premier Class Shares



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of securities of this Fund or determined if this prospectus is accurate or complete. It is a crime to state otherwise.

Contents


Information about the Funds                                 x
         Chase Money Market Fund                                     x
         Chase Short-Intermediate Term
                  U.S. Government Securities Fund           x
         Chase U.S. Government Securities Fund              x
         Chase Intermediate Term Bond Fund                           x
         Chase Income Fund                                           x
         Chase Balanced Fund                                         x
         Chase Equity Income Fund
         Chase Core Equity Fund                                      x
         Chase Equity Growth Fund                                    x
         Chase Small Capitalization Fund                             x

How your account works                                               x
         Buying Fund shares                                                   x
         Selling Fund shares                                                  x
         Exchanging Fund shares                                      x
         Other information concerning the Funds             x

Distributions and taxes                                              x

Financial highlights                                                 x

Information about the Funds


Chase Money Market Fund


The Fund's objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund's main investment strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:
o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations
o    debt securities issued or guaranteed by qualified banks. These are:
     o U.S. banks with more than $1 billion in total assets and foreign branches of these banks
     o foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.
     o other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing
o securities issued or guaranteed by the U.S. Government, its agencies or authorities
o    asset-backed securities
o    repurchase agreements.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, the security may have a guarantee that has such a rating. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.


Frequency of trading
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. High trading activity generally means higher transaction costs.



The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower quality securities.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns


[bar chart goes here]
Horizontal axis: Year

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

Vertical axis: Return (%)

8.91    7.80    6.01    3.51    2.60    3.77    5.57    5.06    5.18      --

Best quarter:                       2.28%, 2nd quarter, 1989
Worst quarter:                      0.44%, 1st quarter, 1998


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Premier Class shares         --%                        --%                              --%


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*


                                                              Total
                                                              annual
                                                              Fund
                     Management    Distribution    Other      operating
                     fee           (12b-1) fees    expenses   expenses
Premier Class        0.30%         None            0.20%      0.50%
shares

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:                1              3             5             10
Costs:                         $50            $160          $280          $630

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Short-Intermediate Term U.S. Government Securities Fund


The Fund's objective

The Fund aims to provide as high a level of current income as is consistent with preservation of capital.

The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 70% of its total assets in debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and in repurchase agreements involving these securities.

The Fund may invest in mortgage-related securities issued or guaranteed by certain agencies of the U.S. Government. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

To reduce volatility, under normal market conditions, the Fund maintains a dollar-weighted average maturity for the overall portfolio of between two and five years. This is because the prices of shorter-term securities tend to be less volatile than the prices of longer-term securities. There is no restriction on the maturity of any individual security in the portfolio. The Fund's adviser adjusts the average maturity of the Fund based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Short-Intermediate Term U.S. Government Securities Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage- related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's performance will depend on the credit quality of its investments. While U.S. Government securities are generally of high quality, a government security that is not backed by the full faith and credit of the U.S. Treasury may be affected by the creditworthiness of the agency or authority that issued it.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments and could cause losses that exceed the Fund's original investment.

If the Fund temporarily departs from its investment policies to defend its assets, it may not achieve its investment objectives.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman 1-3 Year Government Index and the Lehman Intermediate Government Index.

The Lehman 1-3 Year Government Index consists of U.S. Treasury and agency securities with maturities of one to three years. The Lehman Intermediate Government Index consists of U.S. Treasury and agency securities with maturities of one to 10 years.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns


[bar chart goes here]

Horizontal axis: Year

1993        1994      1995      1996      1997      1998

Vertical axis: Return (%)

2.43        -1.05    12.01     2.68      6.30        --



Best quarter:                 4.07, 2nd quarter, 1995
Worst quarter:               -1.35%, 1st quarter, 1994


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Premier Class shares         --%                        --%                              --%
Lehman 1-3 Year              --%                        --%                              --%
Government Index
Lehman Intermediate          --%                        --%                              --%
Government Index

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*


                                                                    Total
                                                                    annual
                                                                    Fund
                          Management    Distribution    Other       operating
                          fee           (12b-1) fees    expenses    expenses
Premier Class shares      0.50%         None            0.25%       0.75%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:

o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:                      1                   3                   5                   10
Costs:                               $80                 $240                $420                $930


This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase U.S. Government Securities Fund

The Fund's objective

The Fund aims to provide current income while emphasizing preservation of capital.

The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 70% of its total assets in debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and in repurchase agreements involving these securities.

The Fund may invest in mortgage-related securities issued or guaranteed by certain agencies of the U.S. Government. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Under normal market conditions, the average portfolio maturity of the Fund is between five and 15 years. There is no restriction on the maturity of any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Government Securities Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage- related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's performance will depend on the credit quality of its investments. While U.S. Government securities are generally of high quality, a government security that is not backed by the full faith and credit of the U.S. Treasury may be affected by the creditworthiness of the agency or authority that issued it.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments and could cause losses that exceed the Fund's original investment.

If the Fund temporarily departs from its investment policies to defend its assets, it may not achieve its investment objectives.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman Brothers Government Index.

The Lehman Brothers Government Index consists of the Lehman Brothers Treasury Bond Index and the Lehman Brothers Agency Bond Index. It includes Treasury bonds and fixed income securities issued by the U.S. Government and its agencies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


Past performance does not predict how this Fund will perform in the future.

Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1993      1994      1995      1996      1997      1998

Vertical axis: Return (%)

9.12     -8.39     30.11     -1.89      9.55      --


Best quarter:                       10.36%, 2nd quarter, 1995
Worst quarter:                      -6.79%, 1st quarter, 1996


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Since inception (4/1/93)
Premier Class shares         --%                        --%                              --%
Lehman Brothers              --%                        --%                              --%
Government Index

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                 Total
                                                                 annual
                                                                 Fund
                        Management    Distribution    Other      operating
                        fee           (12b-1) fees    expenses   expenses
Premier Class shares    0.50%         None            0.25%      0.75%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.


Number of years:                 1              3            5               10
Costs:                          $80            $240         $420            $930

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Intermediate Term Bond Fund


The Fund's objective

The Fund aims to invest in securities that earn current income while also considering stability of principal.

The Fund's main investment strategy

The Fund seeks current income by investing primarily in fixed income securities. Under normal market conditions, the Fund will invest at least 70% of its total assets in bonds and notes of domestic and foreign issuers, U.S.
Government securities, mortgage-related securities and preferred stock.

To help reduce the risk of loss of principal, all of the Fund's investments in debt securities will be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality. The Fund's investment in preferred stock will be based on the adviser's judgment of the quality of the securities.

The average portfolio maturity of the Fund is between three and 10 years. When the Fund purchases fixed income securities, they usually will have a maturity of greater than one year. The Fund's adviser will adjust the maturity based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest up to 30% of its total assets in foreign debt securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Intermediate Term Bond Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests are more volatile.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage- related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments and could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman Brothers Intermediate Government/Corporate Index and the Lehman Brothers Aggregate Index.

The Lehman Brothers Intermediate Government/Corporate Index consists of the Lehman Brothers Government and Corporate indices, with maturities of one to 10 years. It includes U.S. Treasury and agency securities, and corporate and Yankee bonds. The Lehman Brothers Aggregate Index consists of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. Treasury and agency securities, corporate bonds and mortgage-backed securities.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1994        1995      1996      1997      1998

Vertical axis: Return (%)

0.08        16.79     1.86      7.26      --


Best quarter:                       5.99%, 2nd quarter, 1995
Worst quarter:                      -2.15%, 1st quarter, 1996


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Since inception (10/3/94)
Premier Class shares         --%                        --%                              --%
Lehman Brothers              --%                        --%                              --%
Government/Corporate Index
Lehman Aggregate Index       --%                        --%                              --%

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                      Total
                                                                      annual
                                                                      Fund
                             Management    Distribution    Other      operating
                             fee           (12b-1) fees    expenses   expenses
Premier Class shares         0.50%         None            0.25%      0.75%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:                1             3            5            10
Costs:                         $192          $594        $1,021       $2,212

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Income Fund

The Fund's objective

The Fund aims to invest in securities that earn a high level of current income, while also considering safety of principal.

The Fund's main investment strategy

The Fund seeks a high level of current income by investing in fixed income securities. Under normal market conditions, the Fund will invest at least 70% of its total assets in bonds and notes of domestic and foreign issuers, U.S. Government securities, mortgage-related securities and preferred stock.

To help reduce the risk of loss of principal, all of the Fund's investments in debt securities will be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality. The Fund's investment in preferred stock will be based on the adviser's judgment of the quality of the securities.

The average portfolio maturity of the Fund is between five and 15 years. When the Fund purchases fixed income securities, they usually will have a maturity of greater than one year. The Fund's adviser will adjust the maturity based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Income Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests are more volatile.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage- related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments and could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Brothers Government/Corporate Index.

The Lehman Brothers Government/Corporate Index is an unmanaged index that consists of the Lehman government and corporate bond indices, including U.S. Treasury and agency securities, and corporate and Yankee bonds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1989        1990      1991      1992      1993      1994      1995      1996      1997      1998

Vertical axis: Return (%)

10.37       6.60      13.73     5.13      10.18     -4.47     18.38     1.53      8.73      --


Best quarter:                       6.34%, 2nd quarter, 1989
Worst quarter:                      -3.38%, 1st quarter, 1994


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Premier Class shares         --%                        --%                              --%
Lehman Brothers              --%                        --%                              --%
Government/Corporate Index


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None

Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                     Total
                                                                     annual
                                                                     Fund
                            Management    Distribution    Other      operating
                            fee           (12b-1) fees    expenses   expenses
Premier Class shares        0.50%         None            0.25%      0.75%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:           1             3               5                10
Costs:                    $166          $514            $887            $1,933

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Balanced Fund

The Fund's objective

The Fund aims to provide a balance of current income and growth of capital.

The Fund's main investment strategy

The Fund seeks a balance of current income and growth by using the following strategies:

o an active equity management style that focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, and
o an active fixed income management style that focuses primarily on domestic fixed income securities.

The Fund's adviser may adjust the portion of the Fund's assets that are invested in equity-based and fixed income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 30% to 70% of its total assets in equity-based securities. The Fund invests primarily in companies with one or more of the following characteristics:
o a projected rate of earnings growth that's equal to or greater than the equity markets
o a return on assets and equity that's equal to or greater than the equity markets
o    above-average price/earnings ratios
o    below-average dividend yield
o    above-average market volatility
o    a market capitalization of more than $500 million.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks and preferred stocks and securities that are convertible into common stocks.

The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed income securities, including mortgage-backed securities. The Fund invests in fixed income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's advisers will adjust the maturity based on its outlook for the economy.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.



The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Balanced Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates , but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.


An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index and Lehman Brothers Government/Corporate Index.

The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market. The Lehman Brothers

Government/Corporate Index is an unmanaged index that consists of the Lehman government and corporate bond indices, including U.S. Treasury and agency securities, and corporate and Yankee bonds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1989        1990      1991      1992      1993      1994      1995      1996      1997      1998

Vertical axis: Return (%)

18.26       1.34      24.16     5.32      6.01      -2.27     23.83     9.66      23.67     --


Best quarter:                       12.12%, 2nd quarter, 1997
Worst quarter:                      -5.37%, 3rd quarter, 1990


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Premier Class shares         --%                        --%                              --%
S&P 500 Index                --%                        --%                              --%
Lehman Brothers              --%                        --%                              --%
Government/Corporate Index

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                     Total
                                                                     annual
                                                                     Fund
                            Management    Distribution    Other      operating
                            fee           (12b-1) fees    expenses   expenses
Premier Class shares        0.75%         None            0.25%      1.00%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:                1             3            5               10
Costs:                         $100          $320         $550           $1,220

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Equity Income Fund

The Fund's objective

The Fund aims to invest in securities that provide both capital appreciation and current income.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of income-oriented stocks. The Fund normally invests at least 70% of its total assets in equity-based securities.

The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of market conditions, the Fund may invest any amount in investment grade debt securities.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Income Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.


An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index. The S&P 500 Index is an unmanaged, broad-based index of 500 companies that is generally considered to represent the U.S. market.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.

Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1989        1990      1991      1992      1993      1994      1995      1996      1997      1998

Vertical axis: Return (%)

9.73        4.17      15.31     10.35     11.26    -3.37     33.72     15.23     31.05      --


Best quarter:                       17.04%, 2nd quarter, 1997
Worst quarter:                      -9.88%, 3rd quarter, 1990


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Premier Class shares         --%                        --%                              --%
S&P 500 Index                --%                        --%                              --%


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None

Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                 Total
                                                                 annual

                                                                 Fund
                        Management    Distribution    Other      operating
                        fee           (12b-1) fees    expenses   expenses
Premier Class shares    0.75%         None            0.25%      1.00%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:             1             3            5               10
Costs:                      $100          $320         $550           $1,220

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Core Equity Fund


The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity-based securities.

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio among both the growth and cyclical sectors of the economy. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of market conditions, the Fund may invest any amount in investment grade debt securities.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Core Equity Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index. The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1993        1994      1995      1996      1997      1998

Vertical axis: Return (%)

7.95        -4.03     25.53     22.54     33.33     --


Best quarter:                       17.17%, 2nd quarter, 1997
Worst quarter:                      -5.54%, 1st quarter, 1994


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Since inception (4/1/93)
Premier Class shares         --%                        --%                              --%
S&P 500 Index                --%                        --%                              --%


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                      Total
                                                                      annual
                                                                      Fund
                             Management    Distribution    Other      operating
                             fee           (12b-1) fees    expenses   expenses
Premier Class shares         0.75%         None            0.25%      1.00%

[Footnote]

* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:           1              3             5               10
Costs:                    $100           $320          $550           $1,220

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Equity Growth Fund


The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity-based securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:
o a projected earnings growth rate that's greater than or equal to the equity markets in general
o a return on assets and return on equity equal to or greater than the equity markets
o    above market average price-earnings ratios
o    below-average dividend yield
o    above-average market volatility
o    a market capitalization of more than $500 million.

The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of market conditions, the Fund may invest any amount in investment grade debt securities.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing .

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.


An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index and the S&P Barra Growth Index.

The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market. The S&P Barra Growth Index includes S&P 500 Index securities that have high price-to-book ratios, low dividend yields and high price/earnings ratios. It's a market-weighted index, which means each stock affects the index in proportion to its market value.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.



Year-by-year returns


[bar chart goes here]

Horizontal axis: Year

1989        1990      1991      1992      1993      1994      1995      1996      1997      1998

Vertical axis: Return (%)

25.73       -1.45     31.69     6.43      2.48      -0.90     25.78     17.24     37.20     --


Best quarter:                       20.13%, 2nd quarter, 1997
Worst quarter:                      -15.53%, 3rd quarter, 1990



Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Premier Class shares         --%                        --%                              --%
S&P 500 Index                --%                        --%                              --%
S&P Barra Growth Index       --%                        --%                              --%

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                      Total
                                                                      annual
                                                                      Fund
                             Management    Distribution    Other      operating
                             fee           (12b-1) fees    expenses   expenses
Premier Class shares         0.75%         None            0.25%      1.00%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.



Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:            1              3           5              10
Costs:                     $100           $320        $550          $1,220

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Small Capitalization Fund


The Fund's objective

The Fund aims to provide capital appreciation.

The Fund's main investment strategy

The Fund seeks capital appreciation by using an active equity management style that focuses on delivering risk and return characteristics representative of a small capitalization asset class. The Fund normally invests at least 70% of its total assets in equity-based securities of small cap issuers. It primarily targets companies with market capitalizations of $100 million to $1 billion.

The Fund emphasizes companies with above market average price/earnings ratios and price/book ratios, below-average dividend yield and above-average market volatility. The Fund will focus on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of market conditions, the Fund may invest any amount in investment grade debt securities.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Capitalization Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Smaller companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Premier Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index S&P 600 Index.

The S&P 500 is an unmanaged, broad-based index of 500 companies that is generally considered to represent the U.S. market. The S&P 600 is an unmanaged index of 600 small capitalization companies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1993        1994      1995      1996      1997      1998

Vertical axis: Return (%)

8.94       -6.12     31.14     30.88      24.08      --


Best quarter:                       17.04%, 2nd quarter, 1997
Worst quarter:                      -6.57%, 1st quarter, 1994


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Since inception (4/1/93)
Premier Class shares         --%                        --%                              --%
S&P 500 Index                --%                        --%                              --%
S&P 600 Index                --%                        --%                              --%

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None

Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                                Total
                                                                                annual
                                                                                Fund
                                                                                operating
                             Management fee     Distribution      Other         expenses
                                                (12b-1) fees      expenses
Premier Class shares         0.75%              None              0.25%         1.00%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.

Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:              1              3             5             10
Costs:                       $100           $320          $550         $1,220

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Fund management

The investment adviser

The Chase Manhattan Bank (Chase) is the investment adviser to the Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase is entitled to receive an annual fee for its services. The following chart shows the maximum fee as a percentage of each Fund's average daily net assets:

--------------------------------------------------------------------------------
Fund                                                                  Fee rate
--------------------------------------------------------------------------------
Money Market Fund                                                     0.30%
--------------------------------------------------------------------------------
Short-Intermediate Term U.S. Government Securities Fund               0.50%
--------------------------------------------------------------------------------
U.S. Government Securities Fund                                       0.50%
--------------------------------------------------------------------------------
Intermediate Term Bond Fund                                           0.50%
--------------------------------------------------------------------------------
Income Fund                                                           0.50%
--------------------------------------------------------------------------------
Balanced Fund                                                         0.75%
--------------------------------------------------------------------------------
Equity Income Fund                                                    0.75%
--------------------------------------------------------------------------------
Core Equity Fund                                                      0.75%
--------------------------------------------------------------------------------
Equity Growth Fund                                                    0.75%
--------------------------------------------------------------------------------
Small Cap Fund                                                        0.75%
--------------------------------------------------------------------------------

Chase Bank of Texas, N.A. (Chase Texas) is the sub-adviser to the Funds. Chase Texas is a wholly-owned subsidiary of The Chase Manhattan Corporation. It makes the day-to-day investment decisions for the Funds.

Chase Texas is located at 712 Main Street, Houston, Texas 77002.

The portfolio managers

Chase Money Market Fund

The portfolio manager is Guy Barba, a Senior Investment Officer at Chase Texas. He has managed the portfolio since April of 1993. Mr. Barba has worked for Chase Texas since 1988.

Chase Short-Intermediate Term U.S. Government Securities Fund
Mr. Barba has managed the portfolio since its inception on April 1, 1993.

Chase U.S. Government Securities Fund
The portfolio manager is John Miller, a Senior Investment Officer at Chase Texas. He has managed the portfolio since June of 1995. Mr. Miller has worked for Chase Texas since 1986.

Chase Intermediate Term Bond Fund
The portfolio manager is H. Mitchell Harper, a Senior Investment Officer at Chase Texas. He has managed the portfolio since its inception on April 1, 1993. Mr. Harper has worked for Chase Texas since 1987.

Chase Income Fund
Mr. Miller has managed the portfolio since July of 1994.

Chase Balanced Fund
The portfolio managers are Harry Lartigue, the Chief Investment Officer at Chase Texas, and Mr. Miller. Mr. Lartigue has managed the equity portion of the portfolio since July of 1994. In the two years before coming to Chase Texas, he was an independent registered investment adviser. Mr. Miller has managed the fixed income portion of the portfolio since July of 1994.

Chase Equity Income Fund
The portfolio manager is Robert Heintz, a Senior Investment Officer at Chase Texas. He has managed the portfolio since its inception on March 29, 1988. Mr. Heintz has worked for Chase Texas since 1983.

Chase Core Equity Fund
Mr. Lartigue has managed the portfolio since January of 1996.

Chase Equity Growth Fund
Mr. Lartigue has managed the portfolio since July of 1994. Mr. Lartigue has worked for Chase Texas since 1994.

Chase Small Capitalization Fund

The portfolio manager is Juliet Ellis, a Senior Investment Officer at Chase Texas. She has managed the portfolio since September of 1993. Ms. Ellis has worked at Chase Texas since 1987. Before becoming portfolio manager for the Small Cap Fund, Ms. Ellis was the director of research and an equity analyst at Chase Texas.

Buying Fund shares

There is no commission or sales charge to buy Premier Class shares. You can buy shares through financial service firms, such as broker-dealers and banks, if they have an agreement with the Funds' distributor. Your financial service firm is responsible for promptly forwarding your order to the Chase Funds Service Center.

Minimum investments
The minimum initial investment is $1 million. There is no minimum for subsequent investments. Your financial service firm must maintain an average account balance of at least $ 1million in Premier shares of a Fund at all times. Your financial services firm may set its own minimum investment for initial and subsequent investments.

Investment details
The price of the shares is the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the next NAV calculated after your financial service firm accepts your instructions, provided that the order is received by the Chase Funds Service Center before it closes for business that day. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange.

Each Fund other than the Money Market Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Money Market Fund seeks to maintain a stable NAV of $1.00. It uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

Your financial service firm will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

You can buy shares on any business day that the New York Stock Exchange and the Federal Reserve Bank of New York are open.

You must provide a Taxpayer Identification Number or Social Security Number when you open an account. The Funds reserve the right to refuse any purchase order or to stop offering shares for sale at any time.

Selling Fund shares

There is no commission or charge to sell Premier Class shares of the Funds.

You can sell your shares on any day that the Funds are accepting purchase orders. Your financial service firm will forward your order to the Chase Funds Service Center. Your financial service firm will be responsible for sending the Funds all the documentation that they need, and your firm might charge you for this service. You'll receive the next NAV calculated after the Chase Funds Service Center receives your order in proper form.

Under normal circumstances, if the Chase Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send your financial service firm the proceeds the next business day. Under unusual circumstances, each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

Exchanging Fund shares

You can exchange your shares for Premier shares of other Chase Funds at net asset value, if your financial service firm allows exchanges. To exchange shares, contact your financial service firm. You should carefully read the prospectus of the Fund you want to change to before making any exchanges.

Other information concerning the Funds

If you have authorized your financial service firm to act upon instructions received by phone and the firm fails to take reasonable steps to confirm that the instructions are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions. You agree that you will not hold a Fund, your financial services firm or their agents liable for any loss or expenses from any sales request, including a fraudulent or unauthorized request, if the financial services firm has taken reasonable precautions.

Distribution arrangements
The Funds' distributor is CFD Fund Distributors Inc., which we call CFD in this prospectus. CFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.

Each Fund may issue multiple classes of shares. This prospectus relates only to Premier Class shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and sub-agents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distributions and taxes

The Funds can earn income and they can realize capital gains. The Funds deduct any expenses and pay these earnings out to shareholders as distributions.

The Chase Money Market Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. We distribute the dividends monthly. We distribute any short-term capital gain at least annually. The Chase Money Market Fund does not expect to realize long-term capital gain.

The Chase Short-Intermediate Term U.S. Government Securities Fund, Chase U.S. Government Securities Fund, Chase Intermediate Term Bond Fund and Chase Income Fund (the Fixed Income Funds) declare dividends daily and distribute the net investment income monthly. The Chase Balanced Fund, Chase Equity Income Fund, Chase Core Equity Fund, Chase Equity Growth Fund and Chase Small Capitalization Fund distribute any net investment income at least quarterly. Net capital gain is distributed at least annually.

You have three options for your distributions if your financial services firm offers them. You may:
o    reinvest all of them in additional Fund shares;
o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or
o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If we reinvest your distributions, they will be in the same class of shares. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fixed Income Funds, the Chase Balanced Fund and Chase Equity Income Fund expect that their distributions will consist primarily of ordinary income. The Chase Core Equity Fund, Chase Equity Growth Fund and Chase Small Capitalization Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

For tax purposes, an exchange is treated as selling Fund shares. This will generally result in a capital gain or loss to you.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

Financial highlights of the Funds

[To be supplied by Chase]

What the terms mean

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer, such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical price trends in an attempt to predict future price movements.

VALUE APPROACH: approach which focuses on identifying securities that the adviser believes are undervalued by the market, as measured by certain financial formulas.

YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities.

More information

You'll find more information about the Funds in the following documents:

Annual and semi-annual reports
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains more detailed information about the Funds and their policies. By law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-888-524-2730 or writing to:

Chase Funds Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasefunds.com on the internet.

You can write the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC Washington, DC 20549-6009.
1-800-SEC-0330

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5526.

The Chase Manhattan Bank

Chase Funds, Investor Shares
Draft 2

February, 1999



[Front cover page]

Chase Funds




Prospectus
April, 1999

Chase Money Market Fund
Chase Short-Intermediate Term U.S. Government Securities Fund
Chase U.S. Government Securities Fund
Chase Intermediate Term Bond Fund
Chase Income Fund
Chase Balanced Fund
Chase Equity Income Fund
Chase Core Equity Fund
Chase Equity Growth Fund
Chase Small Capitalization Fund


Investor Class Shares



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of shares of this Fund as an investment or determined if this prospectus is accurate or complete. It is a crime to state otherwise.

Contents


Information about the Funds                                 x
         Chase Money Market Fund                                     x
         Chase Short-Intermediate Term
                  U.S. Government Securities Fund           x
         Chase U.S. Government Securities Fund              x
         Chase Intermediate Term Bond Fund                           x
         Chase Income Fund                                           x
         Chase Balanced Fund                                         x
         Chase Equity Income Fund
         Chase Core Equity Fund                                      x
         Chase Equity Growth Fund                                    x
         Chase Small Capitalization Fund                             x

How your account works                                               x
         Buying Fund shares                                                   x
         Selling Fund shares                                                  x
         Exchanging Fund shares                                      x
         Other information concerning the Funds             x

Distributions and taxes                                              x

Shareholder services                                                 x

Financial highlights                                                 x

Information about the Funds


Chase Money Market Fund


The Fund's objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund's main investment strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations
o    debt securities issued or guaranteed by qualified banks. These are:
     o U.S. banks with more than $1 billion in total assets and foreign branches of these banks
     o foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.
     o other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing
o securities issued or guaranteed by the U.S. Government, its agencies or authorities
o    asset-backed securities
o    repurchase agreements.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, the security may have a guarantee that has such a rating. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.


Frequency of trading
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. High trading activity generally means higher transaction costs.



The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower quality securities.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns


[bar chart goes here]

Horizontal axis: Year

1989        1990      1991      1992      1993      1994      1995      1996      1997      1998

Vertical axis: Return (%)

8.91        7.80      6.01      3.51      2.60      3.77      5.57      5.06      5.18      --

Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:                       2.28%, 2nd quarter, 1989
Worst quarter:                      0.44%, 1st quarter, 1998


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Investor Class shares        --%                        --%                              --%

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                      Total
                                                                      Fund
                             Management    Distribution    Other      fees and
                             fee           (12b-1) fees    expenses   expenses
Investor Class shares        0.30%         0.10%           0.40%      0.80%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:               1              3             5              10
Costs:                        $82            $255          $444           $990

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Short-Intermediate Term U.S. Government Securities Fund


The Fund's objective

The Fund aims to provide as high a level of current income as is consistent with preservation of capital.

The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 70% of its total assets in debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and in repurchase agreements involving these securities.

The Fund may invest in mortgage-related securities issued or guaranteed by certain agencies of the U.S. Government. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

To reduce volatility, under normal market conditions, the Fund maintains a dollar-weighted average maturity for the overall portfolio of between two and five years. This is because the prices of shorter-term securities tend to be less volatile than the prices of longer-term securities. There is no restriction on the maturity of any individual security in the portfolio. The Fund's adviser adjusts the average maturity of the Fund based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Short-Intermediate Term U.S. Government Securities Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's performance will depend on the credit quality of its investments. While U.S. Government securities are generally of high quality, a government security that is not backed by the full faith and credit of the U.S. Treasury may be affected by the creditworthiness of the agency or authority that issued it.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments and could cause losses that exceed the Fund's original investment.

If the Fund temporarily departs from its investment policies to defend its assets, it may not achieve its investment objectives.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman 1-3 Year Government Index and the Lehman Intermediate Government Index.

The Lehman 1-3 Year Government Index consists of U.S. Treasury and agency securities with maturities of one to three years. The Lehman Intermediate Government Index consists of U.S. Treasury and agency securities with maturities of one to 10 years.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns


[bar chart goes here]

Horizontal axis: Year

1993        1994      1995      1996      1997      1998

Vertical axis: Return (%)

2.43        -1.05     12.01     2.68      6.30      --


Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:                        4.07, 2nd quarter, 1995
Worst quarter:                      -1.35%, 1st quarter, 1994


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Investor Class shares        --%                        --%                              --%
Lehman 1-3 Year Government   --%                        --%                              --%
Index
Lehman Intermediate          --%                        --%                              --%
Government Index

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                      Total
                                                                      Fund
                             Management    Distribution    Other      fees and
                             fee           (12b-1) fees    expenses   expenses
Investor Class shares        0.50%         0.25%           1.03%      1.78%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:            1             3               5             10
Costs:                     $181          $560            $964         $2,095

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase U.S. Government Securities Fund

The Fund's objective

The Fund aims to provide current income while emphasizing preservation of capital.

The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 70% of its total assets in debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and in repurchase agreements involving these securities.

The Fund may invest in mortgage-related securities issued or guaranteed by certain agencies of the U.S. Government. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Under normal market conditions, the average portfolio maturity of the Fund is between five and 15 years. There is no restriction on the maturity of any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Government Securities Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's performance will depend on the credit quality of its investments. While U.S. Government securities are generally of high quality, a government security that is not backed by the full faith and credit of the U.S. Treasury may be affected by the creditworthiness of the agency or authority that issued it.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments and could cause losses that exceed the Fund's original investment.

If the Fund temporarily departs from its investment policies to defend its assets, it may not achieve its investment objectives.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman Brothers Government Index.

The Lehman Brothers Government Index consists of the Lehman Brothers Treasury Bond Index and the Lehman Brothers Agency Bond Index. It includes Treasury bonds and fixed income securities issued by the U.S. Government and its agencies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


Past performance does not predict how this Fund will perform in the future.

Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1993        1994      1995      1996      1997      1998

Vertical axis: Return (%)

9.12        -8.39    30.11     -1.89      9.55       --

Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:       10.36%, 2nd quarter, 1995
Worst quarter:      -6.79%, 1st quarter, 1996



Average annual total returns
For the periods ending December 31, 1998:

                        Past 1 year    Past 5 years     Since inception (4/1/93)
Investor Class shares   --%            --%              --%
Lehman Brothers         --%            --%              --%
Government Index


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None

Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                        Total
                                                                        Fund
                          Investment      Distribution      Other       fees and
                          advisory fee    (12b-1) fees      expenses    expenses
Investor Class shares     0.50%           0.25%             2.81%       3.56%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.


Number of years:      1              3             5            10
Costs:               $359          $1,091        $1,845       $3,827


This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Intermediate Term Bond Fund


The Fund's objective

The Fund aims to invest in securities that earn current income while also considering stability of principal.

The Fund's main investment strategy

The Fund seeks current income by investing primarily in fixed income securities. Under normal market conditions, the Fund will invest at least 70% of its total assets in bonds and notes of domestic and foreign issuers, U.S.
Government securities, mortgage-related securities and preferred stock.

To help reduce the risk of loss of principal, all of the Fund's investments in debt securities will be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality. The Fund's investment in preferred stock will be based on the adviser's judgment of the quality of the securities.

The average portfolio maturity of the Fund is between three and 10 years. When the Fund purchases fixed income securities, they usually will have a maturity of greater than one year. The Fund's adviser will adjust the maturity based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest up to 30% of its total assets in foreign debt securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Intermediate Term Bond Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests are more volatile.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage- related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments and could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman Brothers Intermediate Government/Corporate Index and the Lehman Brothers Aggregate Index.

The Lehman Brothers Intermediate Government/Corporate Index consists of the Lehman Brothers Government and Corporate indices, with maturities of one to 10 years. It includes U.S. Treasury and agency securities, and corporate and Yankee bonds. The Lehman Brothers Aggregate Index consists of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. Treasury and agency securities, corporate bonds and mortgage-backed securities.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns

[bar chart goes here]

Horizontal axis: Year


1994        1995      1996      1997      1998

Vertical axis: Return (%)

0.08        16.79     1.86      7.26       --

Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:          5.99%, 2nd quarter, 1995
Worst quarter:         -2.15%, 1st quarter, 1996


Average annual total returns
For the periods ending December 31, 1998:

                           Past 1 year     Past 5 years      Since inception
                                                             (10/3/94)
Investor Class             --%             --%               --%
shares
Lehman Brothers            --%             --%               --%
Government/Corporate
Index
Lehman Aggregate           --%             --%               --%
Index

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                       Total
                                                                       Fund
                         Investment       Distribution    Other        fees and
                         advisory fee     (12b-1) fees    expenses     expenses
Investor Class shares    0.50%            0.25%           1.14%        1.89%


[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:       1                3               5               10
Costs:                $192             $594           $1,021          $2,212

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Income Fund

The Fund's objective

The Fund aims to invest in securities that earn a high level of current income, while also considering safety of principal.

The Fund's main investment strategy

The Fund seeks a high level of current income by investing in fixed income securities. Under normal market conditions, the Fund will invest at least 70% of its total assets in bonds and notes of domestic and foreign issuers, U.S. Government securities, mortgage-related securities and preferred stock.

To help reduce the risk of loss of principal, all of the Fund's investments in debt securities will be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality. The Fund's investment in preferred stock will be based on the adviser's judgment of the quality of the securities.

The average portfolio maturity of the Fund is between five and 15 years. When the Fund purchases fixed income securities, they usually will have a maturity of greater than one year. The Fund's adviser will adjust the maturity based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Income Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests are more volatile.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage- related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments and could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Brothers Government/Corporate Index.

The Lehman Brothers Government/Corporate Index is an unmanaged index that consists of the Lehman government and corporate bond indices, including U.S. Treasury and agency securities, and corporate and Yankee bonds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1989     1990      1991      1992    1993    1994    1995    1996    1997   1998

Vertical axis: Return (%)

10.37    6.60      13.73     5.13    10.18   -4.47   18.38   1.53    8.73   --

Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:         6.34%, 2nd quarter, 1989
Worst quarter:        -3.38%, 1st quarter, 1994


Average annual total returns
For the periods ending December 31, 1998:

                         Past 1 year       Past 5 years         Past 10 years
Investor Class           --%               --%                  --%
shares
Lehman Brothers          --%               --%                  --%
Government/Corporate
Index
Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                        Total
                                                                        Fund
                         Investment      Distribution     Other         fees and
                         advisory fee    (12b-1) fees     expenses      expenses
Investor Class shares    0.50%           0.25%            0.88%         1.63%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:         1              3              5               10
Costs:                  $166           $514           $887           $1,933

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Balanced Fund

The Fund's objective

The Fund aims to provide a balance of current income and growth of capital.

The Fund's main investment strategy

The Fund seeks a balance of current income and growth by using the following strategies:
o an active equity management style that focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, and
o an active fixed income management style that focuses primarily on domestic fixed income securities.

The Fund's adviser may adjust the portion of the Fund's assets that are invested in equity-based and fixed income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 30% to 70% of its total assets in equity-based securities. The Fund invests primarily in companies with one or more of the following characteristics:
o a projected rate of earnings growth that's equal to or greater than the equity markets
o a return on assets and equity that's equal to or greater than the equity markets
o    above-average price/earnings ratios
o    below-average dividend yield
o    above-average market volatility
o    a market capitalization of more than $500 million.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks and preferred stocks and securities that are convertible into common stocks.

The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed income securities, including mortgage-backed securities. The Fund invests in fixed income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's advisers will adjust the maturity based on its outlook for the economy.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.



The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Balanced Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates , but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index and Lehman Brothers Government/Corporate Index.

The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market. The Lehman Brothers

Government/Corporate Index is an unmanaged index that consists of the Lehman government and corporate bond indices, including U.S. Treasury and agency securities, and corporate and Yankee bonds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.

Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1989        1990      1991      1992      1993      1994      1995      1996      1997      1998

Vertical axis: Return (%)

18.26       1.34      24.16     5.32      6.01      -2.27     23.83     9.66      23.67     --

Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:                       12.12%, 2nd quarter, 1997
Worst quarter:                      -5.37%, 3rd quarter, 1990


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                 Past 10 years
Investor Class shares        --%                        --%                          --%
S&P 500 Index                --%                        --%                          --%


Lehman Brothers              --%                         --%                           --%
Government/Corporate
Index


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                                Total Fund
                                                                                fees and
                             Investment         Distribution      Other         expenses
                             advisory fee       (12b-1) fees      expenses
Investor Class shares        0.75%              0.25%             0.47%         1.47%


[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:             1              3              5              10
Costs:                      $150           $465           $803          $1,757

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Equity Income Fund

The Fund's objective

The Fund aims to invest in securities that provide both capital appreciation and current income.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of income-oriented stocks. The Fund normally invests at least 70% of its total assets in equity-based securities.

The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of market conditions, the Fund may invest any amount in investment grade debt securities.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Income Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.


An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index. The S&P 500 Index is an unmanaged, broad-based index of 500 companies that is generally considered to represent the U.S. market.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.

Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1989        1990      1991      1992      1993      1994      1995      1996      1997     1998

Vertical axis: Return (%)

9.73        4.17      15.31     10.35     11.26    -3.37      33.72     15.23     31.05    --

Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:                       17.04%, 2nd quarter, 1997
Worst quarter:                      -9.88%, 3rd quarter, 1990


Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Investor Class shares        --%                        --%                              --%
S&P 500 Index                --%                        --%                              --%


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None

Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                                Total Fund
                                                                                fees and
                             Investment         Distribution      Other         expenses
                             advisory fee       (12b-1) fees      expenses
Investor Class shares        0.75%              0.25%             0.36%         1.36%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.


Number of years:            1               3           5            10
Costs:                     $138            $431        $745        $1,635

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Core Equity Fund


The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity-based securities.

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio among both the growth and cyclical sectors of the economy. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of market conditions, the Fund may invest any amount in investment grade debt securities.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Core Equity Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index. The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1993        1994      1995      1996      1997      1998

Vertical axis: Return (%)

7.95        -4.03     25.53     22.54     33.33      --

Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:                       17.17%, 2nd quarter, 1997
Worst quarter:                      -5.54%, 1st quarter, 1994

Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Since inception (4/1/93)
Investor Class shares        --%                        --%                              --%
S&P 500 Index                --%                        --%                              --%


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*



                                                                               Total Fund
                                                                                fees and
                             Investment         Distribution      Other         expenses
                             advisory fee       (12b-1) fees      expenses
Investor Class shares        0.75%              0.25%             0.42%         1.42%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses remain the same as shown above.

Number of years:            1               3              5              10
Costs:                     $145            $449           $776          $1,702

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Equity Growth Fund


The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.

The Fund's main investment strategy

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity-based securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:
o a projected earnings growth rate that's greater than or equal to the equity markets in general
o a return on assets and return on equity equal to or greater than the equity markets
o    above market average price-earnings ratios
o    below-average dividend yield
o    above-average market volatility
o    a market capitalization of more than $500 million.

The Fund focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of market conditions, the Fund may invest any amount in investment grade debt securities.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Growth Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.


An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index and the S&P Barra Growth Index.

The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market. The S&P Barra Growth Index includes S&P 500 Index securities that have high price-to-book ratios, low dividend yields and high price/earnings ratios. It's a market-weighted index, which means each stock affects the index in proportion to its market value.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns


[bar chart goes here]

Horizontal axis: Year

1989        1990      1991      1992      1993      1994      1995      1996      1997      1998

Vertical axis: Return (%)

25.73       -1.45     31.69     6.43      2.48      -0.90     25.78     17.24     37.20     --

Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:                       20.13%, 2nd quarter, 1997
Worst quarter:                      -15.53%, 3rd quarter, 1990

Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Past 10 years
Investor Class shares        --%                        --%                              --%
S&P 500 Index                --%                        --%                              --%
S&P Barra Growth Index       --%                        --%                              --%

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Annual Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                   Total
                                                                   Fund
                          Management    Distribution    Other      fees and
                          fee           (12b-1) fees    expenses   expenses
Investor Class shares     0.75%         0.25%           0.36%      1.36%

[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.


Example
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:

o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:                1             3            5              10
Costs:                         $138          $431         $745          $1,635

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Chase Small Capitalization Fund


The Fund's objective

The Fund aims to provide capital appreciation.

The Fund's main investment strategy

The Fund seeks capital appreciation by using an active equity management style that focuses on delivering risk and return characteristics representative of a small capitalization asset class. The Fund normally invests at least 70% of its total assets in equity-based securities of small cap issuers. It primarily targets companies with market capitalizations of $100 million to $1 billion.

The Fund emphasizes companies with above market average price/earnings ratios and price/book ratios, below-average dividend yield and above-average market volatility. The Fund will focus on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.


The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of market conditions, the Fund may invest any amount in investment grade debt securities.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


Frequency of trading
The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Capitalization Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Smaller companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments and they could cause losses that exceed the Fund's original investment.


An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Investor Class shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index S&P 600 Index.

The S&P 500 is an unmanaged, broad-based index of 500 companies that is generally considered to represent the U.S. market. The S&P 600 is an unmanaged index of 600 small capitalization companies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

Past performance does not predict how this Fund will perform in the future.


Year-by-year returns

[bar chart goes here]

Horizontal axis: Year

1993        1994      1995      1996      1997      1998

Vertical axis: Return (%)

8.94        -6.12    31.14     30.88     24.08      --

Footnote: The Fund began offering Investor Class shares on July 31, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

Best quarter:                       17.04%, 2nd quarter, 1997
Worst quarter:                      -6.57%, 1st quarter, 1994

Average annual total returns
For the periods ending December 31, 1998:

                             Past 1 year                Past 5 years                     Since inception (4/1/93)
Investor Class shares        --%                        --%                              --%
S&P 500 Index                --%                        --%                              --%
S&P 600 Index                --%                        --%                              --%


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment):
None


Fund operating expenses (expenses that are deducted from Fund assets)*

                                                                   Total
                                                                   Fund
                          Management    Distribution    Other      fees and
                          fee           (12b-1) fees    expenses   expenses
Investor Class shares     0.75%         0.25%           0.47%      1.47%


[Footnote]
* The table is based on expenses incurred in the most recent fiscal year. The actual Other expenses are currently expected to be --% and Total annual Fund operating expenses are expected not to exceed --%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time. The table does not reflect charges or credits you might incur if you invest through a financial institution.

Example

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. As with all other prospectuses, the example assumes:
o    you invest $10,000
o    you sell all your shares at the end of the period
o    your investment has a 5% return each year, and
o    the Fund's operating expenses remain the same as shown above.

Number of years:                       1            3            5          10
Costs:                               $150         $465         $803       $1,757

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

Fund management

The investment adviser

The Chase Manhattan Bank (Chase) is the investment adviser to the Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase is entitled to receive an annual fee for its services. The following chart shows the maximum fee as a percentage of each Fund's average daily net assets:

--------------------------------------------------------------------------------
Fund                                                                    Fee rate
--------------------------------------------------------------------------------
Money Market Fund                                                        0.30%
--------------------------------------------------------------------------------
Short-Intermediate Term U.S. Government Securities Fund                  0.50%
--------------------------------------------------------------------------------
U.S. Government Securities Fund                                          0.50%
--------------------------------------------------------------------------------
Intermediate Term Bond Fund                                              0.50%
--------------------------------------------------------------------------------
Income Fund                                                              0.50%
--------------------------------------------------------------------------------
Balanced Fund                                                            0.75%
--------------------------------------------------------------------------------
Equity Income Fund                                                       0.75%
--------------------------------------------------------------------------------
Core Equity Fund                                                         0.75%
--------------------------------------------------------------------------------
Equity Growth Fund                                                       0.75%
--------------------------------------------------------------------------------
Small Cap Fund                                                           0.75%
--------------------------------------------------------------------------------

Chase Bank of Texas, N.A. (Chase Texas) is the sub-adviser to the Funds. Chase Texas is a wholly-owned subsidiary of The Chase Manhattan Corporation. It makes the day-to-day investment decisions for the Funds.

Chase Texas is located at 712 Main Street, Houston, Texas 77002.

The portfolio managers

Chase Money Market Fund

The portfolio manager is Guy Barba, a Senior Investment Officer at Chase Texas. He has managed the portfolio since April of 1993. Mr. Barba has worked for Chase Texas since 1988.

Chase Short-Intermediate Term U.S. Government Securities Fund
Mr. Barba has managed the portfolio since its inception on April 1, 1993.

Chase U.S. Government Securities Fund
The portfolio manager is John Miller, a Senior Investment Officer at Chase Texas. He has managed the portfolio since June of 1995. Mr. Miller has worked for Chase Texas since 1986.

Chase Intermediate Term Bond Fund
The portfolio manager is H. Mitchell Harper, a Senior Investment Officer at Chase Texas. He has managed the portfolio since its inception on April 1, 1993. Mr. Harper has worked for Chase Texas since 1987.

Chase Income Fund
Mr. Miller has managed the portfolio since July of 1994.

Chase Balanced Fund
The portfolio managers are Harry Lartigue, the Chief Investment Officer at Chase Texas, and Mr. Miller. Mr. Lartigue has managed the equity portion of the portfolio since July of 1994. In the two years before coming to Chase Texas, he was an independent registered investment adviser. Mr. Miller has managed the fixed income portion of the portfolio since July of 1994.

Chase Equity Income Fund
The portfolio manager is Robert Heintz, a Senior Investment Officer at Chase Texas. He has managed the portfolio since its inception on March 29, 1988. Mr. Heintz has worked for Chase Texas since 1983.

Chase Core Equity Fund
Mr. Lartigue has managed the portfolio since January of 1996.

Chase Equity Growth Fund
Mr. Lartigue has managed the portfolio since July of 1994. Mr. Lartigue has worked for Chase Texas since 1994.

Chase Small Capitalization Fund

The portfolio manager is Juliet Ellis, a Senior Investment Officer at Chase Texas. She has managed the portfolio since September of 1993. Ms. Ellis has worked at Chase Texas since 1987. Before becoming portfolio manager for the Small Cap Fund, Ms. Ellis was the director of research and an equity analyst at Chase Texas.


Buying Fund shares

There is no commission or sales charge to buy Investor Class shares.

Minimum investments
--------------------------------------------------------------------------------
Type of account                    Initial investment     Additional investments
--------------------------------------------------------------------------------
Regular account                    $2,500                 $100
--------------------------------------------------------------------------------
Systematic Investment Plan         $1,000                 $100
--------------------------------------------------------------------------------
Individual Retirement Accounts
(IRAs) and Roth IRAs               $1,000                 $100
--------------------------------------------------------------------------------
SEP-IRAs                           $1,000                 $100
--------------------------------------------------------------------------------
Education IRAs                     $500                   $100
--------------------------------------------------------------------------------
SIMPLE IRAs                        $25                    $25
--------------------------------------------------------------------------------

You can buy shares three ways:
--------------------------------------------------------------------------------
Through your investment representative   Tell your representative which Funds
                                         you want to buy and he or she will
                                         contact us. Your representative may
                                         charge you a fee and may offer
                                         additional services, such as special
                                         purchase and redemption programs. Some
                                         representatives charge a single fee
                                         that covers all services. Your adviser
                                         may impose different minimum
                                         investments and earlier deadlines to
                                         buy and sell shares.

--------------------------------------------------------------------------------
Through the Chase Funds Service Center   Call 1-888-524-2730

                                         or

                                         Complete the enclosed application form
                                         and mail it along with a check for the
                                         amount you want to invest to:
                                         Chase Funds Service Center,
                                         P.O. Box 419392
                                         Kansas City, MO 64141-6392
--------------------------------------------------------------------------------
Through a Systematic Investment Plan     You can make regular automatic
                                         purchases of at least $100. For
                                         information about the Systematic
                                         Investment Plan, see the Shareholder
                                         services section of this prospectus.
--------------------------------------------------------------------------------


The price of the shares is the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the Chase Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange.

Each Fund other than the Money Market Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Money Market Fund seeks to maintain a stable NAV of $1.00. It uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the Chase Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. An order is in proper form only after payment is converted into federal funds.

You must provide a Taxpayer Identification Number or Social Security Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to Chase Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be cancelled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the Chase Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Fund shares.

Selling Fund shares

There is no commission or charge to sell Investor Class shares of the Funds.

You can sell your shares three ways:
--------------------------------------------------------------------------------
Through your investment representative   Tell your representative which Funds
                                         you want to sell. He or she will send
                                         the necessary documents to the Chase
                                         Funds Service Center. Your
                                         representative might charge you for
                                         this service.
--------------------------------------------------------------------------------

Through the Chase Funds Service Center   Call 1-888-524-2730. We will mail you a
                                         check or send the proceeds via
                                         electronic transfer or wire. You cannot
                                         sell by phone if you have changed your
                                         address of record within the previous
                                         30 days. If you sell $25,000 or more
                                         worth of Funds by phone, we'll send the
                                         money by wire only to a bank account on
                                         our records. We charge $10 for each
                                         transaction by wire.

                                         or

                                         Send a signed letter with your
                                         instructions to:
                                         Chase Funds Service Center,
                                         P.O. Box 419392
                                         Kansas City, MO 64141-6392
--------------------------------------------------------------------------------

Through a Systematic Withdrawal Plan     You can automatically sell as little as
                                         $50 worth of shares. For information
                                         about the Systematic Withdrawal Plan,
                                         see the Shareholder services section of
                                         this prospectus.
--------------------------------------------------------------------------------


You can sell your Investor Class shares on any day the Funds are accepting purchase orders. You'll receive the next NAV calculated after the Chase Funds Service Center accepts your order.

Under normal circumstances, if the Chase Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

Signature guarantees
Before you sell, you'll need signatures guaranteed for all registered owners or their legal representative if:
o    you want to sell shares with a net asset value of $100,000 or more
o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Chase Funds Service Center for more details.


Exchanging Fund shares

You can exchange your shares for shares of certain other Chase Funds at net asset value, beginning 15 days after you buy your shares.

You can exchange your shares three ways:
--------------------------------------------------------------------------------
Through your investment representative   Tell your representative which Funds
                                         you want to exchange from and to. He or
                                         she will send the necessary documents
                                         to the Chase Funds Service Center. Your
                                         representative might charge you for
                                         this service.
--------------------------------------------------------------------------------
Through the Chase Funds Service Center   Call 1-888-524-2730 to ask for details.
--------------------------------------------------------------------------------
Through a Systematic Exchange Plan       You can automatically exchange money
                                         from one Chase account to another of
                                         the same class. Call the Chase Funds
                                         Service Center for details.
--------------------------------------------------------------------------------

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three exchanges in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


Other information concerning the Funds

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we may act on redemption and transfer instructions we receive by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you gave us. If they supply the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. You agree that you will not hold a Fund liable for any loss or expenses from any sales request, if the Fund has taken reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you only if it does not follow reasonable procedures.

You may not always reach the Chase Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Distribution arrangements
The Funds' distributor is CFD Fund Distributors Inc., which we call CFD in this prospectus. CFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.

Each Fund has adopted a Rule 12b-1distribution plan for Investor Class shares. It provides for payment of distribution fees at an annual rate of up to:
o 0.10% of the average daily net assets attributed to Investor Class shares of the Money Market Fund
o 0.25% of the average daily net assets attributed to Investor Class shares of each other Fund described in this prospectus.

The money from these payments is used to compensate the Funds' distributor and broker-dealers for the services they provide and the expenses they incur selling Investor Class shares. Payments are not tied to the actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Distributions and taxes


The Funds can earn income and they can realize capital gains. The Funds deduct any expenses and pay these earnings out to shareholders as distributions.

The Chase Money Market Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. We distribute the dividends monthly. We distribute any short-term capital gain at least annually. The Chase Money Market Fund does not expect to realize long-term capital gain.

The Chase Short-Intermediate Term U.S. Government Securities Fund, Chase U.S. Government Securities Fund, Chase Intermediate Term Bond Fund and Chase Income Fund (the Fixed Income Funds) declare dividends daily and distribute the net investment income monthly. The Chase Balanced Fund, Chase Equity Income Fund, Chase Core Equity Fund, Chase Equity Growth Fund and Chase Small Capitalization Fund distribute any net investment income at least quarterly. Net capital gain is distributed at least annually.

You have three options for your distributions if your financial services firm offers them. You may:
o    reinvest all of them in additional Fund shares;
o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or
o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If we reinvest your distributions, they will be in the same class of shares. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fixed Income Funds, the Chase Balanced Fund and Chase Equity Income Fund expect that their distributions will consist primarily of ordinary income. The Chase Core Equity Fund, Chase Equity Growth Fund and Chase Small Capitalization Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

For tax purposes, an exchange is treated as selling Fund shares. This will generally result in a capital gain or loss to you.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

Shareholder services

Systematic Investment Plan
You can regularly invest $100 or more in the first or third week of any month. The money is automatically debited from your checking or savings account. You must make an initial deposit of at least $1,000 to start the plan.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the Chase Funds Service Center. Call 1-888-524-2730 for complete instructions.

Systematic Withdrawal Plan
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-888-524-2730 for complete instructions.

Systematic exchange
You can transfer assets automatically from one Chase account to another on a regular basis. It's a free service.

Telephone privileges
You can buy, sell and exchange your shares by calling the Chase Funds Service Center. Telephone privileges are provided automatically, unless you tell us otherwise on your account application.

Financial highlights of the Funds

[To be supplied by Chase]

What the terms mean

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer, such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical price trends in an attempt to predict future price movements.

VALUE APPROACH: approach which focuses on identifying securities that the adviser believes are undervalued by the market, as measured by certain financial formulas.

YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities.

More information

You'll find more information about the Funds in the following documents:

Annual and semi-annual reports
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains more detailed information about the Funds and their policies. By law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-888-524-2730 or writing to:

Chase Funds Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the internet.

You can write the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-6009.
1-800-SEC-0330

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-5526.

                      STATEMENT OF ADDITIONAL INFORMATION
                                --------, 1999


                              CHASE BALANCED FUND
                             CHASE CORE EQUITY FUND
                            CHASE EQUITY GROWTH FUND
                            CHASE EQUITY INCOME FUND
                               CHASE INCOME FUND
                       CHASE INTERMEDIATE TERM BOND FUND
                        CHASE INTERNATIONAL EQUITY FUND
                           CHASE MID CAP GROWTH FUND
                            CHASE MONEY MARKET FUND
                      CHASE NEW YORK TAX FREE INCOME FUND
         CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND
                        CHASE SMALL CAPITALIZATION FUND
                           CHASE TAX FREE INCOME FUND
                        CHASE TAX FREE MONEY MARKET FUND
                     CHASE U.S. GOVERNMENT SECURITIES FUND
                   ONE CHASE MANHATTAN PLAZA, NEW YORK, NEW YORK 10081


     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering Premier and Retail shares of Chase Money Market Fund and Chase Tax Free Money Market Fund (collectively the 'Money Market Funds'), Chase Income Fund, Chase Intermediate Term Bond Fund, Chase New York Tax Free Income Fund, Chase Short-Intermediate Term U.S. Government Securities Fund, Chase Tax Free Income Fund and Chase U.S. Government Securities Fund (collectively the 'Income Funds'), and Chase Balanced Fund, Chase Core Equity Fund, Chase Equity Income Fund, Chase Equity Growth Fund, Chase International Equity Fund, Chase Mid Cap Growth Fund and Chase Small Capitalization Fund (collectively the 'Equity Funds'). The Chase Tax Free Money Market Fund, Chase Tax Free Income Fund and Chase New York Tax Free Income Fund are collectively known as the 'Tax Free Funds.' Any references to a 'Prospectus' in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting CFD Fund Distributors, Inc. ('CFD'), the Funds' distributor (the 'Distributor'), at the above-listed address.

     The Chase Mid Cap Growth Fund, the Chase International Equity Fund and the Tax Free Funds are not currently available for investment.

     This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

     For more information about your account, simply call or write the Chase Funds Service Center at:

                                 1-800-62-CHASE
                                 Chase Funds Service Center
                                 P.O. Box 419392
                                 Kansas City, MO 64141

                               TABLE OF CONTENTS

                                                                                                              PAGE
The Funds..................................................................................................      3
Investment Policies and Restrictions.......................................................................      3
Performance Information....................................................................................     21
Determination of Net Asset Value...........................................................................     25
Purchases, Redemptions and Exchanges.......................................................................     26
Tax Matters................................................................................................     27
Management of the Trust and the Funds......................................................................     32
Independent Accountants....................................................................................     39
Certain Regulatory Matters.................................................................................     39
General Information........................................................................................     40

APPENDIX A
Description of certain obligations issued or guaranteed by U.S. Government
  Agencies or Instrumentalities............................................................................     42

APPENDIX B
Description of Ratings.....................................................................................     44

APPENDIX C
Special investment considerations relating to New York Municipal Obligations...............................     47

                                   THE FUNDS

     Mutual Fund Investment Trust (the 'Trust') is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 23, 1997. The Trust presently consists of 15 separate series (the 'Funds'). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the '1940 Act'). The shares of the Funds are collectively referred to in this Statement of Additional Information as the 'Shares.'

     Effective January 1, 1998, the Money Market, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Intermediate Term Bond, Income, Balanced, Equity Income, Core Equity, Equity Growth and Small Capitalization Funds of the AVESTA Trust, a collective investment trust, were converted and redomiciled into the corresponding portfolios of the Trust (the 'Avesta Conversion').

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ('Chase') is the investment adviser for the Funds. Chase also serves as the Trust's administrator (the 'Administrator') and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES

     The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectuses. As used in this Statement of Additional Information, with respect to those Funds and policies for which it applies, the term 'Municipal Obligations' has the meaning given to it in the Prospectuses. For descriptions of the securities ratings of Moody's Investors Service, Inc. ('Moody's'), Standard & Poor's Corporation ('S&P') and Fitch Investors Service, Inc. ('Fitch'), see Appendix B.

     U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal


National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.


     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

     Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed 'illiquid' for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.


     Since foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's foreign investments may be influenced by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Foreign settlement procedures and trade regulations may involve certain expenses and risks. One risk would be the delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad. It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation by withholding Fund assets, political or financial instability and diplomatic developments could affect the value of a Fund's investments in certain foreign countries. Foreign laws may restrict the ability to invest in certain countries or issuers, and special tax considerations will apply to foreign securities. The risks can increase if a Fund invests in emerging market securities.



     Depositary Receipts. Each of the Equity Funds, the Intermediate Bond Fund and the Income Fund may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts.") Each Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies, and a Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.





     Obligations of Foreign Governments and Supranational Agencies. The Money Market Fund, the Short-Term U.S. Government Securities Fund, the Income Fund, the Balanced Fund, the Equity Fund and the Small Capitalization Fund invest in U.S. dollar-denominated obligations of foreign governments. However, the Money Market Fund will limit its investments in foreign government obligations to commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe, Australia, New Zealand, Japan and Canada.



     Each Fund may invest in debt securities issued by supranational organizations, which include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.



     Credit Quality. The Money Market Fund invests only in U.S. dollar-denominated high quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees. Each investment must be treated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated only by one such organization) or, if unrated, must be determined to be of comparable quality in accordance with the procedures of the Trust. If a security has an unconditional guarantee or similar enhancement, the issuer of the guarantee or enhancement may be relied upon in meeting these ratings requirements rather than the issuer of the security.



     The Short-Term U.S. Government Securities Fund, the Income Fund, the Balanced Fund, the Equity Income Fund, the Core Equity Fund, the Equity Growth Fund and the Small Capitalization Fund will invest in debt securities of domestic and foreign issuers only if they are rated investment grade or, if unrated, determined by the Funds' advisers to be of comparable quality. Investment grade debt securities are securities rated in the category of Baa or higher by Moody's or BBB or higher by S&P or the equivalent by another NRSRO. Although the advisers are not required to dispose of securities which are downgraded below investment grade subsequent to acquisition, there is no present intention to retain securities which are downgraded below investment grade. The Funds' investments in securities other than debt of domestic and foreign issuers and debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (e.g. preferred stock) will be based on the advisers' judgment of the quality of the securities. The judgment may be based upon such considerations as the issuer's financial strength, including its historic and current financial condition and its historic and projected earnings; the issuer's market position; and, other factors relevant to an analysis of a particular issuer, as determined by the advisers.



     In determining the credit quality of a fixed income security, each Fund's advisers will consider the issuer's financial strength, including its historic and current financial condition, its historic and projected earnings; the issuer's market position; and, other factors relevant to an analysis of a particular issue as determined by the advisers.

     Corporate Reorganizations. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

     Warrants and Rights. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


     Fixed Income Securities. Fixed income securities purchased by the Intermediate Term Bond Fund and the Income Fund will normally have a maturity in excess of one year. The average maturity of fixed income securities in the Balanced Fund, however, will be based primarily upon the advisers' expectations for the future course of interest rates and the then prevailing price and yield levels in the fixed income market. The maturity of securities with put futures will be measured based on the next put date, and the maturity of mortgage-backed and asset-backed securities will be based on their weighted average lives.



     Convertible Securities. Each Fund other than the Money Market Fund, the Tax Free Money Market Fund, the Tax Free Income Fund and the New York Tax Free Income Fund may invest in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.



     Common Stock. The Chase Intermediate Term Bond Fund and the Income Fund will not typically invest in common stock, although the Fund may acquire common stock as a result of purchases of unit offerings of fixed income securities, which include such securities, or in connection with the conversion or exchange of fixed income securities. The Balanced Fund, the Equity Income Fund, the Core Equity Fund, the Equity Growth Fund and the Small Capitalization Fund, however, may invest in common stock and those debt securities and preferred stocks that are convertible into common stock.


     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Money Market Fund, other than those of bank holding companies, include obligations which are (i) rated Prime-1 by Moody's, A-1 by S&P, or F-1 by Fitch, or comparably rated by another NRO; or (ii) determined by the advisers to be of comparable quality to those rated obligations which may be purchased by the Money Market Fund at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, S&P, Fitch or another NRO. The commercial paper and other short-term obligations of U.S. banks holding companies which may be purchased by Money Market Fund include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, 'total deposits' and 'total assets' are determined on an annual basis by reference to an institution's then most recent annual financial statements.


     Repurchase Agreements. Each Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. These transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

     Forward Commitments. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to any Tax Free Fund, short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses which, for consideration by investors in the Tax Free Funds, are not exempt from federal, state or local taxation.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.


     Floating and Variable Rate Securities; Participation Certificates. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Income Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them. The floating or variable rate demand instruments in which the Money Market Funds may invest are payable on demand on not more than seven calendar days' notice.


     The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

     In the case of a Money Market Fund, the Board of Trustees may determine that an unrated floating or variable rate security meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of 'high quality', no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet a Money Market Fund's high quality criteria. If an instrument is ever deemed to fall below a Money Market Fund's high quality standards, either it will be sold in the market or the demand feature will be exercised.

     The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ('Participation Certificates'). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly 'prime rates' charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments.

     Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' 'prime rates' or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. With respect to a Money Market Fund, the maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. With respect to Income Funds, if variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

     Tender Option Floating or Variable Rate Certificates. The Money Market Funds may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of derivatives, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.


     Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow money to buy additional securities, known as "leveraging." Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Funds would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.



     High Quality Municipal Obligations. The Money Market Fund and Tax Free Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by this Fund that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes. Investments by the Fund will be made in unrated Municipal Obligations only if they are determined to be of comparable quality to permissible rated investments on the basis of the advisers' credit evaluation of the obligor or of the bank issuing a participation certificate, letter of credit or guaranty, or insurance issued in support of the obligation. High Quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees has determined that Municipal Obligations which are backed by the credit of U.S. Government will be considered to have a rating equivalent to Moody's Aaa.


     If, subsequent to purchase by the Tax Free Money Market Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest short-term rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Board of Trustees determines that it is no longer of comparable quality or (b) the Tax Free Money Market Fund's advisers become aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause such Tax Free Money Market Fund to take such action as it determines is in its best interest and that of its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the advisers becoming aware of the new rating and the Fund's Board is subsequently notified of the adviser's actions.

     To the extent that a rating given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the advisers also will evaluate these securities and the creditworthiness of the issuers of such securities.


     Zero Coupon, Payment-in-Kind and Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Short-Intermediate Term Fund and the U.S. Government Securities Fund may invest without limitation, and each other Fund, other than the Money Market Fund, may invest up to 25% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities), where the underlying obligations are backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The risk is greater when the period to maturity is longer.

     The Short-Intermediate Term Fund and U.S. Government Securities Fund may invest without limitation in zero coupon securities issued by governmental issuers, and each other Fund other than the Money Market Fund and the Tax Free Money Market Fund may invest up to 25% of its total assets in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When these obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended (the 'Code'), investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

     Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

     Payment-in-kind ('PIK') bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


     Custodial Receipts. The Money Market Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. Government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.


     Illiquid Securities. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the 'Securities Act') and commercial obligations issued in reliance on the so-called 'private placement' exemption from registration afforded by Section 4(2) of the Securities Act ('Section 4(2) paper'). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and
Section 4(2) paper.


     Stand-By Commitments. Each Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In a put transaction, a Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involves some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.


     The amount payable to the Tax Free Money Market Fund upon its exercise of a stand-by commitment with respect to a Municipal Obligation normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Tax Free Money Market Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Tax Free Money Market Fund values stand-by commitments at zero for purposes of computing their net asset value per share.

     Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment. Nor more than 10% of the total assets of the Tax Free Money Market Fund will be invested in Municipal Obligations that are subject to stand-by commitments from the same bank or broker-dealer.

     Securities Loans. To the extent specified in the Prospectuses, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.


     Real Estate Investment Trusts. Certain Funds may invest in shares of real estate investment trusts ('REITs'), which are pooled investment vehicles which invest primarily in income-producing real estate ("equity trusts") or real estate related loans or interests ("mortgage trusts"). REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.



     Apart from being able to invest all of its investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other registered investment companies when consistent with its investment objectives and policies, subject to applicable regulatory limitations. Additional fees will be charged by such other investment companies.



     All the Funds are classified as "diversified" funds under federal securities laws.


ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

     Introduction. As explained more fully below, the non-Money Market Funds may employ derivative and related instruments as tools in the management of portfolio assets. Some of these instruments will be subject to asset segregation requirements to cover a Fund's obligations. Each such Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency and interest rate contracts; and, (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. Put briefly, a 'derivative' instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.


     Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

     Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

     The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

     Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

     Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of 'cross-hedges' between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, 'program trading,' and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

     Specific Uses and Strategies. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

     Options on Securities, Securities Indexes and Debt Instruments. A Fund may purchase, sell or exercise call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments.

     Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

     If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     Futures Contracts and Options on Futures Contracts. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ('futures options').

     The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

     When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

     Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     Forward Contracts. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund 'locks in' the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as 'cross-hedges.'

     A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

     Interest Rate and Currency Transactions. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

     The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

     A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

     A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a

Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

     A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.


     Mortgage-Related Securities. Each Equity Fund may invest in investment grade mortgage-related securities - i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. The Intermediate Term Bond Fund and Income Fund each may invest up to two-thirds of its total assets in investment grade mortgage-related securities. The Short-Intermediate Term Fund and U.S. Government Securities Fund may invest without limitation in mortgage-related U.S. Government Securities. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans


Administration. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.


     The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. Like other fixed income securities, when interest rates rise the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income, fixed maturity securities which have no prepayment or call features.


     A Fund may also invest in securities representing interests in collateralized mortgage obligations ('CMOs'), real estate mortgage investment conduits ('REMICs') and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly.


     Each Fund other than the Money Market Fund, the Tax Free Money Market Fund, the Tax Free Income Fund and the New York Tax Free Income Fund may invest in investment grade Collateralized Mortgage Obligations ("CMOs"), which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related entities, and their income streams.


     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

     REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.


     Each Fund other than the Money Market Fund, the Tax Free Money Market Fund, the Tax Free Income Fund and the New York Tax Free Income Fund may invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities which are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. In addition, stripped mortgage securities may be illiquid.


     The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.


     Dollar Rolls. Each Fund other than the Money Market Fund, the Tax Free Money Market Fund, the Tax Free Income Fund and the New York Tax Free Income Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Under a mortgage 'dollar roll,' a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A 'covered roll' is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered senior securities. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


     Asset-Backed Securities. Each Fund may invest in investment grade asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, 'Certificates for Automobile Receivables(Service Mark)' or 'CARSSM' ('CARS'). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.


     Structured Products. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ('structured products') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.


     A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Each of the Income Funds may invest in inverse floaters and in securities with interest rate caps. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the 'reference rate'). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. No Fund has any present intention to invest in inverse floaters or securities with interest rate caps. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be 'investment companies' as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which an Income Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

     Additional Restrictions on the Use of Futures and Option Contracts. None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

     When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

     In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

MASTER-FEEDER STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a 'Portfolio'). In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as a Fund, and might bear different levels of ongoing expenses than a Fund. Shareholders of the Funds should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.

     Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did such Fund's shareholders. Shares of a Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Portfolio's objective, policies or restrictions might require the Trust to withdraw the relevant Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). A Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the relevant Fund.

     A Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

     If a Fund invests all of its investable assets in a Portfolio, investors in the Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Chase Funds Service Center. In the event a Fund adopts a master/feeder structure and invests all of its investable assets in a Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.

INVESTMENT RESTRICTIONS

     The Funds have adopted the following investment restrictions which may not be changed without approval by a 'majority of the outstanding shares' of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.


     Each Fund may not:

          (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

          (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

          (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction; (ii) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and
     (iii) the Tax Free Money Market Fund may invest more than 25% of its assets in municipal obligations secured by bank letters of credit or guarantees, including participation certificates.

          (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

          (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

          (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

     For purposes of investment restriction (2) above, loan participations are considered to be debt instruments.

     For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

     For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an 'industry.' Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an 'industry.' Supranational organizations are collectively considered to be members of a single 'industry' for purposes of restriction (3) above.

     For purposes of investment restriction (3) above, the Money Market Funds may invest more than 25% of their respective total assets in obligations issued by banks, including foreign branches of U.S. banks where the investment risk of investing in the foreign branch is the same as that of investing in the U.S. parent, in that the U.S. parent would be unconditionally liable in the event the foreign branch failed to pay on its instruments for any reason.

     In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

          (1) Each Fund other than the Tax Free Income Fund and New York Tax Free Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities); each of the Tax Free Income Fund and New York Tax Free Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

          (2) Each Fund may not make short sales of securities, other than short sales 'against the box,' or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

          (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

          (4) Each Fund other than the Money Market Funds may not invest more than 15% of its net assets in illiquid securities; each Money Market Fund may not invest more than 10% of its net assets in illiquid securities.

          (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (6) Except as specified above, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

     The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

     For the fiscal years ended December 31, 1995, 1996 and 1997, the annual rates of portfolio turnover for the predecessors of the following Funds were as follows:


                                                                                1995    1996    1997
                                                                                ----    ----    ----
Balanced Fund................................................................    98 %    70 %    64 %
Core Equity Fund.............................................................   133 %    29 %    24 %
Equity Growth Fund...........................................................    99 %    62 %    35 %
Equity Income Fund...........................................................    11 %    24 %    14 %
Income Fund..................................................................    93 %    72 %    97 %
Intermediate Term Bond Fund..................................................   198 %   134 %   138 %
Short- Intermediate Term U.S. Government Securities Fund.....................   187 %   177 %    63 %
Small Capitalization Fund....................................................    89 %    68 %    43 %
U.S. Government Securities Fund..............................................    17 %    48 %    87 %


     For the fiscal year ended December 31, 1998, the annual rates of portfolio turnover for the International Equity Fund, Mid Cap Growth Fund, New York Tax Free Income Fund and Tax Free Income Fund are each expected not to exceed 200%.

     Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser and sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

     Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser and sub-adviser. At present, no other recapture arrangements are in effect.

     Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term 'brokerage and research services' includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser or sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

     In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

     For the fiscal years ended December 31, 1995, 1996 and 1997, the predecessor to the Balanced Fund paid aggregate brokerage commissions of $31,889, $17,647, and $15,780 respectively.


     For the fiscal years ended December 31, 1995, 1996 and 1997, the predecessor to the Core Equity Fund paid aggregate brokerage commissions of $78,529, $14,201 and $35,767 respectively.

     For the fiscal years ended December 31, 1995, 1996 and 1997, the predecessor to the Equity Growth Fund paid aggregate brokerage commissions of $94,430, $60,946 and $55,780 respectively.


     For the fiscal years ended December 31, 1995 and 1996 and 1997, the predecessor to the Equity Income Fund paid aggregate brokerage commissions of $17,134, $43,787 and $27,089 respectively.


     For the fiscal years ended December 31, 1995, 1996 and 1997, the predecessor to the Income Fund paid aggregate brokerage commissions of $45, $0 and $0 respectively.


     For the fiscal years ended December 31, 1995, 1996 and 1997, the predecessor to the Small Capitalization Fund paid aggregate brokerage commissions of $21,765, $34,255 and $48,136 respectively.

     No portfolio transactions are executed with the advisers or with any affiliate of the advisers, acting either as principal or as broker.

                            PERFORMANCE INFORMATION


     Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services.


     From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the S&P 400 Mid Cap Index, the S&P 600 Small Cap Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

     A Fund may provide period and average annual 'total rates of return.' The 'total rate of return' refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values (in the case of the non-Money Market Funds) of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares).

     Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class. Historical expenses reflected in performance information are based upon the distribution and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     In connection with the Avesta Conversion, each of the Balanced, Core Equity, Equity Growth, Equity Income, Income, Intermediate Term Bond, Money Market, Short-Intermediate Term U.S. Government Securities, Small Capitalization and U.S. Government Securities Funds of the Trust was established to receive the assets of the corresponding investment portfolio of the AVESTA Trust, a collective investment trust organized under Texas law. Performance results presented for each class of the Chase Funds include the performance of the corresponding investment portfolio of the AVESTA Trust for periods prior to the consummation of the Avesta Conversion. Accordingly, for periods prior to January 1, 1998, the performance results for each class of a Fund will be identical.

     Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

     Advertisements for the Chase Funds may include references to the asset size of other financial products made available by Chase or its affiliates, such as the offshore assets of other funds.

TOTAL RATE OF RETURN

     A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

AVERAGE ANNUAL TOTAL RETURNS(1)

     The average annual total rate of return figures for the predecessors to the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions for the one and five year periods ended December 31, 1997 and for the period from commencement of business operations of each such Fund to December 31, 1997 were as follows:


                                                                              SINCE FUND    DATE OF FUND    DATE OF CLASS
FUND                                                ONE YEAR    FIVE YEARS    INCEPTION      INCEPTION      INTRODUCTION

-------------------------------------------------   --------    ----------    ----------    ------------    -------------
Balanced Fund                                                                                  3/29/88
  Premier Shares.................................     23.67%       12.05%       11.64%                          3/29/88
  Retail Shares(2)...............................     23.67%       12.05%       11.64%                             *
Core Equity Fund                                                                                4/1/93
  Premier Shares.................................     33.33%          --        17.20%                           4/1/93
  Retail Shares(2)...............................     33.33%          --        17.20%                             *
Equity Growth Fund                                                                             3/29/88
  Premier Shares.................................     37.20%       16.13%       14.78%                          3/29/88
  Retail Shares(2)...............................     37.20%       16.13%       14.78%                             *
Equity Income Fund                                                                             3/29/88

                                                                              SINCE FUND    DATE OF FUND    DATE OF CLASS
FUND                                                ONE YEAR    FIVE YEARS    INCEPTION      INCEPTION      INTRODUCTION
-------------------------------------------------   --------    ----------    ----------    ------------    -------------
  Premier Shares.................................     31.05%       17.52%       14.35%                          3/29/88
  Retail Shares(2)...............................     31.05%       17.52%       14.35%                             *

Income Fund                                                                                    3/29/88
  Premier Shares.................................      8.73%        6.66%        7.47%                          3/29/88
  Retail Shares(2)...............................      8.73%        6.66%        7.47%                             *

Intermediate Term Bond Fund
10/3/94
  Premier Shares.................................      7.26%          --         7.76%          10/3/94         10/3/94
  Retail Shares(2)...............................      7.26%          --         7.76%                             *

Short-Intermediate Term
  U.S. Government Securities Fund                                                               4/1/93
  Premier Shares.................................      6.30%          --         4.61%                           4/1/93
  Retail Shares(2)...............................      6.30%          --         4.61%                             *

Small Capitalization Fund                                                                       4/1/93
  Premier Shares.................................     24.08%          --        17.81%                           4/1/93
  Retail Shares(2)...............................     24.08%          --        17.81%                             *

U.S. Government Securities Fund                                                                 4/1/93
  Premier Shares.................................      9.55%          --         7.31%                           4/1/93
  Retail Shares(2)...............................      9.55%          --         7.31%                             *


------------------
(1) The ongoing fees and expenses borne by Retail Shares are greater than those borne by Premier Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. The Prospectuses disclose the extent of any agreements to waive fees and/or reimburse expenses.

    Performance presented in the table above and in each table that follows for each class of these Funds includes the performance of their respective predecessor funds for periods prior to the consummation of the Avesta Conversion. Performance presented for each class of each of these Funds is based on the historical expenses and performance of a single class of shares of its predecessor fund and does not reflect the current distribution, service and/or other expenses that an investor would incur as a holder of such class of such Fund. Date of Fund inception shown for these Funds is the date of inception of their respective predecessor funds. These Funds commenced operations as part of the Trust on January 1, 1998. The predecessor funds (unlike the Chase Funds and other investment companies) were not required to comply with the diversification, distribution and other requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Had the predecessor funds been subject to such requirements, their investment performance might have been adversely affected.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)
(2) Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

*   Retail Shares are not currently avaiable for investment.


YIELD QUOTATIONS

     Any current "yield" quotation for a class of shares shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The Money Market Fund and the Tax Free Money Market Fund may advertise its annualized "yield" and its "effective yield." Any current "yield" for a class of shares of a Money Market Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one Share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any "effective yield" quotation for a class of shares of a Money Market Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. A portion of the Tax Free Money Market Fund's income used in calculating such yields may be taxable.

     Any taxable equivalent yield quotation of a class of shares of a Tax Free Fund, whether or not it is a Money Market Fund, shall be calculated as follows. If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation (as determined in accordance with the appropriate calculation described above) divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

     The yields of the shares of the non-Money Market Funds for the thirty day period ended December 31, 1997 were as follows:


                                                                                                 PREMIER
                                                                                                 -------
Balanced Fund.................................................................................      2.82%
Core Equity Fund..............................................................................      0.69%
Equity Growth Fund............................................................................      0.15%
Equity Income Fund............................................................................      1.19%
Income Fund...................................................................................      5.61%
Intermediate Term Bond Fund...................................................................      5.60%
Short-Intermediate Term U.S. Government Securities Fund.......................................      5.08%
Small Capitalization
Fund..........................................................................................      0.09%
U.S. Government Securities Fund...............................................................      5.14%

     The yields and effective yields of the shares of the Money Market Fund for the seven day period ended December 31, 1997 were as follows:


                                                                                              EFFECTIVE
                                                                          CURRENT              COMPOUND
                                                                      ANNUALIZED YIELD     ANNUALIZED YIELD
                                                                     ------------------    ----------------
Money Market Fund
  Premier Shares..................................................          5.24%                5.37%



                        DETERMINATION OF NET ASSET VALUE


     As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the International Equity Fund invests in securities primarily listed on foreign exchanges which may trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolio will trade and the net asset value of the Fund's shares may be significantly affected on days on which the investor has no access to the Fund.

     Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter accrediting discounts and amortizing premiums at a constant rate to maturity. Pursuant to the rules of the Securities and Exchange Commission, the Board of Trustees has established procedures to stabilize the net asset value of each Money Market Fund at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share. If fluctuating interest rates cause the market value of a Money Market Fund's portfolio to approach a deviation of more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will considered what action, if any, should be initiated. Such action may include redemption of shares in kind (as described in greater detail below), selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

     The Money Market Funds have established procedures designed to ensure that their portfolio securities meet their high quality criteria.

     Bonds and other fixed income securities, (other than short-term obligations) in a Funds Portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, compound rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                                  TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     Each Fund intends to qualify and elect to be taxed as a regulated investment company (a 'RIC') under Subchapter M of the Code. If a Fund qualifies as a RIC, such Fund will not be subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes (i) at least 90% of its net investment income for the taxable year, and (ii) in the case of each Tax Free Fund, at least 90% of its net tax-exempt interest income for the taxable year (the 'Distribution Requirement').

     In addition to satisfying the Distribution Requirement for each taxable year, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the RIC's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the 'Income Requirement').

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     Each non-Money Market Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Policies Regarding Derivative and Related Transactions.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If a Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax.

     If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year (a 'taxable year election')). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Premier and Retail shares are calculated at the same time. In general, dividends on Retail shares are expected to be lower than those on Premier shares due to the higher distribution expenses borne by the Retail shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a 'capital gain dividend,' it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     Under recently enacted legislation, the maximum rate of tax on long-term capital gains of individuals will generally be reduced from 28% to 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized after July 28, 1997 with respect to capital assets held for more than 18 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%. Under a literal reading of the legislation, capital gain dividends paid by a RIC would not appear eligible for the reduced capital gain rates. However, the legislation authorizes the Treasury Department to promulgate regulations that would apply the new rates to capital gain dividends paid by a RIC.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Each Tax Free Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax Free Fund's taxable year at least 50% of the its total assets consist of tax-exempt municipal obligations. Distributions from a Tax Free Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax Free Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Investors should be aware that gain from the sale or redemption of shares of a Tax Free Fund will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt interest income. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ('AMT') in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax Free Fund of any net investment income or of any net capital gain will be taxable to shareholders as discussed above.

     AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ('AMTI') over an exemption amount. Exempt-interest dividends derived from certain 'private activity' municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax Free Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Tax Free Fund. Moreover, a shareholder who is (or is related to) a 'substantial user' of a facility financed by industrial development bonds held by a Tax Free Fund will likely be subject to tax on dividends paid by the Tax Free Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

     Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund.

     For purposes of the Corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

     Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known. If more than 50% of the value of the International Equity Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to 'pass through' to the Fund's shareholders the amount of foreign taxes paid by such Fund. If the International Equity Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the International Equity Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the International Equity Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the International Equity Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for 'creditable' taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other 'exempt recipient.'

SALE OR REDEMPTION OF SHARES

     Each Money Market Fund seeks to maintain a net asset value of $1.00 per share; however, there can be no assurance that a Money Market Fund will be able to do this. In such a case and in any case involving the non-Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long- term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ('foreign shareholder'), depends on whether the income from a Fund is 'effectively connected' with a U.S. trade or business carried on by such shareholder.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the International Equity Fund's election to treat any foreign taxes paid by it as paid by the shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

STATE AND LOCAL TAX MATTERS


     Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund. Investors should be careful to consider the tax implications of purchasing shares just prior to the next distribution date. Those investors purchasing shares just prior to a distribution date will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of such purchase reflected the amount of such distribution.


EFFECT OF FUTURE LEGISLATION

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

     *Sarah E. Jones--Chair and Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Trustee, Chase Vista Funds. Age: 46. Address: Chase Mutual Funds Corp., One Chase Manhattan Plaza, Third Floor, New York, NY 10081.

     Frank A. Liddell, Jr.--Trustee. Retired; Of Counsel, Liddell, Sapp, Zivley, Hill & LaBoon. Member of AVESTA Trust Supervisory Committee from inception to 1997. Age: 68. Address: P.O. Box 2558, Houston, TX 77252.

     George E. McDavid--Trustee. President, Houston Chronicle Publishing Company. Member of AVESTA Trust Supervisory Committee from inception to 1997.
Age: 66. Address: P.O. Box 2558, Houston, TX 77252.

     Kenneth L. Otto--Trustee. Retired; formerly Senior Vice President, Tenneco Inc. Member of AVESTA Trust Supervisory Committee from inception to 1997. Age:
66. Address: P.O. Box 2558, Houston, TX 77252.

     Fergus Reid, III--Trustee. Chairman and Chief Executive Officer, Lumelite Corporation since September 1985. Chairman and Trustee, the Chase Vista Funds. Trustee, Morgan Stanley Funds. Age: 65. Address: 202 June Road, Stamford, CT 06903.


     H. Michael Tyson--Trustee. Retired; formerly Executive Vice President, Texas Commerce Bank from 1990 to 1995. Member of AVESTA Trust Supervisory Committee from 1988 to 1997. Age: 58. Address: P.O. Box 2558, Houston, TX 77252.

------------------
* Asterisks indicate those Trustees that are 'interested persons' (as defined in the 1940 Act). The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Liddell, McDavid, Otto, Reid and Tyson. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

     Martin R. Dean--Treasurer. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 33.
Address: 3435 Stelzer Road, Columbus, OH 43219.

     Richard Baxt-Secretary, Senior Vice President, Client Services, BISYS Fund Services; formerly General Manager of Investment and Insurance, First Fidelity Bank, President of First Fidelity Brokers, and President of Citicorp Investment Services. Age: 44. Address: 125 W. 55th Street, New York, NY 10019.

     Vicky M. Hayes-Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributor, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 36. Address: One Chase Manhattan Plaza, Third Floor, New York, NY 10081.

     Alaina Metz-Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 30. Address: 3435 Stelzer Road, Columbus, OH 43219.

     Lee Schultheis--Assistant Treasurer and Assistant Secretary. President, BISYS Fund Distributors; formerly Senior Managing Director, Forum Financial Group. Age: 41. Address: One Chase Manhattan Plaza, Third Floor, New York, NY 10081.

     Ms. Jones is also a Trustee of Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities are referred to as the 'Chase Vista Funds'). Mr. Reid is Chairman and a Trustee of the Chase Vista Funds. Messrs. Dean, Baxt and Schultheis and Ms. Hayes and Metz also serve in the same capacities of the Chase Vista Funds.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services. Each such Trustee receives a fee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1997 for each member of the Supervisory Committee of the AVESTA Trust:

                                                                         TOTAL COMPENSATION
                                                                                FROM
                                                                            AVESTA TRUST
                                                                         ------------------
Frank A. Liddell, Jr., Trustee........................................         $7,000
George E. McDavid, Trustee............................................          7,000
Kenneth L. Otto, Trustee..............................................          7,000
H. Michael Tyson, Trustee.............................................          7,000

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     As of March 31, 1998, Mr. Liddell owned 1.06% of the outstanding units of the Short-Intermediate U.S. Government Securities Fund. The Trustees and officers as a group owned less than 1% of each other Fund's shares, all of which were acquired for investment purposes.

ADVISER AND SUB-ADVISERS

     Chase acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement, dated as of January 1, 1998 (the 'Advisory Agreement'). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, Chase provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers (including the sub-advisers) continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     Under the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers may utilize the specialized portfolio skills of all their various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

     Pursuant to the terms of the advisory agreements, the advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its 'assignment' (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase, as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

     Chase, on behalf of the Money Market Fund, Short-Intermediate Term U.S. Government Securities Fund, U.S. Government Securities Fund, Intermediate Term Bond Fund, Income Fund, Balanced Fund, Equity Income Fund, Core Equity Fund, Equity Growth Fund and Small Capitalization Fund, has entered into an investment sub-advisory agreement dated as of January 1, 1998 with Texas Commerce Bank National Association, which subsequently changed its name to Chase Bank of Texas, National Association (herein 'Chase Texas'). Chase may enter into one or more additional sub-advisory agreements with respect to the Tax Free Money Market Fund, Tax Free Income Fund, New York Tax Free Income Fund, Mid Cap Growth Fund and International Equity Fund. With respect to the day-to-day management of the Funds, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-adviser. This arrangement will not result in the payment of additional fees by the Funds.

     Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

     Chase Texas, a wholly-owned subsidiary of The Chase Manhattan Corporation, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase Texas's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


     For shareholders that bank with Chase or Chase Texas, Chase or Chase Texas may aggregate investments in the Chase Funds with balances held in Chase or Chase Texas bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase, Chase Texas and certain other financial institutions may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Funds.

     Chase and its affiliates and the Chase Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.



     In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from the appropriate Fund(s) an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, Chase Texas will be entitled to receive, with respect to each such Fund, such compensation, payable by the advisor out of its advisory fee, as described below.



     For its investment advisory services to the Funds, Chase is entitled to receive an annual fee equal to the percentage of the average daily net assets of each Fund set forth below:

FUND                                                                  FEE RATE
----                                                                  --------
Money Market Fund.......................................................0.30%
Short-Intermediate Term U.S.
  Government Securities Fund............................................0.50%
U.S. Government Securities Fund.........................................0.50%
Intermediate Term Bond Fund.............................................0.50%
Income Fund.............................................................0.50%
Balanced Fund...........................................................0.75%
Equity Income Fund......................................................0.75%
Core Equity Fund........................................................0.75%
Equity Growth Fund......................................................0.75%
Small Cap Fund..........................................................0.75%

     For its sub-investment advisory services to the Funds, Chase Texas is entitled to receive a fee, payable by Chase, at an annual rate equal to the percentage of the average daily net assets of each Fund set forth below:

FUND                                                                  FEE RATE
----                                                                  --------
Money Market Fund.......................................................0.15%
Short-Intermediate Term U.S.
  Government Securities Fund............................................0.25%
U.S. Government Securities Fund.........................................0.25%
Intermediate Term Bond Fund.............................................0.25%
Income Fund.............................................................0.25%
Balanced Fund...........................................................0.375%
Equity Income Fund......................................................0.375%
Core Equity Fund........................................................0.375%
Equity Growth Fund......................................................0.375%
Small Cap Fund..........................................................0.375%


     Prior to January 1, 1998, the Funds were series of the AVESTA Trust. Chase Texas acted as Trustee for the Avesta Funds pursuant to three separate, but substantially similar, management agreements (the 'Avesta Management Agreements'). As with certain of the Funds, Chase Texas provided investment advisory services to the Avesta Funds. However, Chase Texas was also obligated to perform certain administrative and account servicing functions under the Avesta Management Agreements, including preparation and distribution of communications to shareholders, accounting and recordkeeping. As Trustee, Chase Texas also paid certain expenses, including (i) all costs and expenses arising in connection with the organization of the AVESTA Trust, including the initial registration statement and qualification of the AVESTA Trust and its units under federal and state law; (ii) all marketing and advertising expenses of the AVESTA Trust and (iii) expenses of all employees, office space and facilities necessary to carry out its duties under the Avesta Management Agreements. Accordingly, the compensation received by the Trustee under the Avesta Management Agreements are not necessarily indicative of the fees to be earned by Chase under the Advisory Agreement.

     For its services under the Avesta Management Agreements, the Trustee was entitled to receive compensation as follows:

                                                                           AVERAGE DAILY NET ASSETS
                                                                 ---------------------------------------------
                                                                                 IN EXCESS OF
                                                                                 $250 MILLION
                                                                    UP TO        BUT LESS THAN    IN EXCESS OF
                             FUND                                $250 MILLION    $500 MILLION     $500 MILLION
--------------------------------------------------------------   ------------    -------------    ------------
Money Market..................................................       0.65%           0.65%            0.65%
Income........................................................       1.00%           0.90%            0.80%
Equity Growth.................................................       1.00%           0.90%            0.80%
Equity Income.................................................       1.00%           0.90%            0.80%
Balanced......................................................       1.00%           0.90%            0.80%
Short-Intermediate Term U.S. Government Securities............       0.75%           0.65%            0.55%
U.S. Government Securities....................................       0.85%           0.75%            0.65%
Small Capitalization..........................................       1.15%           1.05%            0.95%
Core Equity...................................................       1.00%           0.90%            0.80%
Intermediate Term Bond........................................       0.75%           0.65%            0.55%

     The Funds in operation paid management fees to the Trustee, net of voluntary waivers(1), for the years ended, respectively, as follows:

                                                                          YEARS ENDED DECEMBER 31,
                                                                      --------------------------------
                               FUND                                     1995        1996        1997
-------------------------------------------------------------------   --------    --------    --------
Money Market Fund..................................................   $435,936    $449,833    $806,004
Income Fund........................................................    546,375     405,352     512,611
Intermediate Term Bond Fund........................................     44,818      47,537     112,462
Balanced Fund......................................................    218,177     219,535     256,363
Equity Growth Fund.................................................    407,599     509,223     700,938
Equity Income Fund.................................................    446,506     594,351     709,821
Short-Intermediate Term U.S. Government Securities Fund............    182,714     212,672     194,675
U.S. Government Securities Fund....................................     21,549      20,595      23,662
Small Capitalization Fund..........................................    119,346     164,194     352,263
Core Equity Fund...................................................    223,368     265,417     377,800

------------------

(1) For the fiscal year ended December 31, 1997, the Trustee waived management fees for the Money Market, Income, U.S. Government Securities and Small Capitalization Funds of $185,719, $128,407, $2,783 and $45,611,
    respectively. For the year ended December 31, 1996, the Trustee waived management fees for the Money Market, Income, U.S. Government Securities and Small Capitalization Funds of $134,952, $135,137, $2,757, and $24,219,
    respectively. For the year ended December 31, 1995, the Trustee waived management fees for the Money Market, Income, U.S. Government Securities and Small Capitalization Funds of $100,525, $136,616, $2,527 and $15,584,
    respectively.



    The Trustee had agreed to reimburse each Fund for the amount by which the expenses of that Fund (including the management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses) during any year exceed the management fee payable by the Fund, provided that the average daily value of the Fund's net assets during such year provided that the assets of the Fund did not exceed $250 million. As such, the total reimbursements paid to the Funds below by the Trustee for the years ended December 31, 1995, December 31, 1996 and December 31, 1997, respectively, were:



         $40,517, $41,514, and $76,840 for the Equity Growth Fund; $41,135,
    $38,806, and $78,924 for the Equity Income Fund; $37,986, $37,603, and
    $72,408 for the Balanced Fund; $42,439, $38,446, and $70,483 for the Income Fund; $45,354, $67,069, and $107,304 for the Money Market Fund; $37,619,
    $36,085, and $75,253 for the Core Equity Fund; $35,928, $36,160, and
    $75,786 for the Small Capitalization Fund; $38,430, $37,184, and $67,908 for the Short-Intermediate Term U.S. Government Securities Fund; $34,649, $34,175, and $63,928 for the U.S. Government Securities Fund; $40,849, $42,442, and $75,545 for the Intermediate Term Bond Fund.


ADMINISTRATOR

     Pursuant to an Administration Agreement (the 'Administration Agreement'), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or 'interested persons' (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not 'interested persons' (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their 'assignment' (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

DISTRIBUTION PLAN

     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a 'Distribution Plan') on behalf of the Retail Class shares of its Funds as described in the Prospectus, which provides such class of the Funds shall pay for distribution services a distribution fee (the 'Distribution Fee'), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus for Retail Class shares. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

     Retail Class shares pay a Distribution Fee of up to 0.25% of average daily net assets. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Retail Class shares maintained in a Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the 'compensation variety' (in contrast to 'reimbursement' arrangements by which a distributor's payments are directly linked to its expenses). With respect to Retail Class shares, because of the 0.25% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Retail Class shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Retail Class shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Retail Class shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

     The Retail Class shares are entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not 'interested persons' (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ('Qualified Trustees'). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Retail Class shares of such Fund (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

     The Trust has entered into a Distribution and Sub-Administration Agreement dated January 1, 1998 (the 'Distribution Agreement') with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.


     CFD Fund Distributors, Inc. ("CFD") acts as the Funds' sub-administrator and distributor. For the sub-administrative services it performs, CFD is entitled to receive a fee from each Fund at an annual rate equal to 0.05% of the Funds' average daily net assets. CFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. CFD is located at One Chase Manhattan Plaza, Third Floor, New York, NY 10081.



     CFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Chase Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and, payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

     The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or 'interested persons' (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not 'interested persons' (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its 'assignment' (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.


EXPENSES

     Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government office and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and, expenses of calculating the net as value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of a Fund. In addition, each Fund may allocate transfer agency and certain other expenses by class.


TRANSFER AGENT AND CUSTODIAN

     The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ('DST') pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.


     Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Chase may sub-contract for the provision of certain services to be provided under the custody agreement. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.


                            INDEPENDENT ACCOUNTANTS


     The financial statements incorporated herein by reference from the AVESTA Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997 and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the report of Price Waterhouse LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

     Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in the Prospectus and this Statement of Additional Information without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


     The Funds are portfolios of Mutual Fund Investment Trust, an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on September 23, 1997 (the "Trust"). The Trust was formed to receive the assets of the AVESTA Trust, a Texas business trust ("AVESTA"). Pursuant to a conversion and re-domiciling which was effective as of January 1, 1998, the Money Market Fund, Short-Term Intermediate Term Fund, U.S. Government Securities Fund, Intermediate Term Bond Fund, Income Fund, Balanced Fund, Equity Income Fund, Core Equity Fund, Equity Growth Fund and Small Cap Fund each acquired the assets of a corresponding series of AVESTA in exchange for Premier Shares of such Fund. The Trust currently consists of 15 series of shares of beneficial interest, par value $.001 per share. With respect to all of its Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.



     Each Fund issues multiple classes of shares. The categories of investors that are eligible to purchase shares may differ for each class of Fund shares. The classes of shares have several different attributes relating to expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Retail Class shares than on Premier class shares. The relative impact of ongoing annual expenses will depend on the length of time a share is held.


     Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.


     The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. The Trustees will promptly call a meeting of shareholders to remove a trustee when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.


     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

PRINCIPAL HOLDERS

     As of March 31, 1998, no persons beneficially owned of record 5% or more of the outstanding shares of any Fund.

FINANCIAL STATEMENTS

     The Annual Report to Shareholders for the fiscal year ended December 31, 1997 for the AVESTA Trust, including the report of independent accounts, financial highlights and financial statements for the fiscal year ended December 31, 1997 contained therein, are incorporated herein by reference.

                                   APPENDIX A
                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

     Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government are guaranteed by the U.S. Government.

     FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

     FHA Debentures--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

     FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.

     GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

     FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

     GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

     New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

     SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

     FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

     Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

     Student Loan Marketing Association ('Sallie Mae') Notes and Bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

     D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

     Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

     In the case of securities not backed by the 'full faith and credit' of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B
                             DESCRIPTION OF RATINGS

     A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

Aaa--Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated 'Ca' represent obligations which are speculative in high degree.

Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2', and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A--Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C--Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated 'CI' are income bonds on which no interest is being paid.

D--Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

Prime-1--Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposits, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+ --Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Statement of Additional Information.

                                  APPENDIX C

                 SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                        NEW YORK MUNICIPAL OBLIGATIONS

         Some of the significant financial considerations relating to the investments of the New York Tax Free Income Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                                New York State

         New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

         The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

         In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

         The State participates in the issuance of Certificates of Participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

         The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.

         Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

         The proposed 1997-98 through 2002-2003 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As part of the Plan, changes were proposed to the State's 1997-98 borrowing plan, including: delay of the issuance of COPs to finance welfare information systems through 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program pay-as-you-go financing.

         In addition to the arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC") was created to provide financing assistance to New York City (the "City"). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC, however, do not include moral obligation provisions.

         The 1998-99 State Financial Plan. The State's 1998-99 fiscal year commenced on April 1, 1998 and ends on March 31, 1999. The debt component of the State's budget for the 1998-99 fiscal year was adopted by the Legislature on March 30, 1998, and the remainder of the budget was adopted by the Legislature on April 18, 1998. The State Financial Plan for the 1998-99 fiscal year (the "State Financial Plan") was released on June 25, 1998 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State

Financial Plan is updated in July, October and January. The State Financial Plan was projected to be balanced on a cash basis; however there can be no assurance that the State Financial Plan will continue to be in balance. Total General Fund receipts and transfers from other funds were projected to be $37.56 billion, while total General Fund disbursements and transfers to other funds were projected to be $36.78 billion. After adjustments for comparability, the adopted 1998-99 budget projected a year-over-year increase in General Fund disbursements of 7.1 percent. General Fund disbursements in 1998-99 were projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session and spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The 1998-99 increase in General fund spending has primarily taken the form of additional local assistance ($1.88 billion). The largest annual increases are for educational programs, Medicaid, other health and social welfare programs and community projects grants.

           Resources used to fund these additional expenditures include increased revenues projected for 1998-99, increased resources produced in the 1997-98 fiscal year that are to be utilized in 1998-99 reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

         The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program ("STAR"), expansion of the child care income tax credit for middle-income families, a phased-in reduction of the general business tax and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs and the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

         The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF") and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts, however, have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies.

         The State Financial Plan included actions that would have an effect on the budget outlook for State fiscal year 1998-99 and beyond. The DOB estimated that the 1998-99 State Financial Plan contained actions that provide non-recurring resources or savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims. The balance is composed of various other actions, primarily the transfer of unused special revenue fund balances to the General Fund.

         Despite recent budgetary surpluses recorded by the State, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State is required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

         The State Division of Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement, and those projections may be changed materially and adversely from time to time. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

         Outyear Projections of Receipts and Disbursements. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98) and less than $1 billion (1998-99).
The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

         Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. however, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare case load and health care costs would also produce additional savings in the State Financial Plan. Finally, various federal actions, including the potential benefit effect on State Tax receipts from changes to the federal tax treatment of capital gains, would potentially provide significant benefits to the State over the next several years. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

         The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment and other multi-year spending commitments in law.

         Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1998-99 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.

         In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of

State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

         Year 2000 Compliance. New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year"on the assumption that the first two digits will be "19". Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

         In 1996, the State created the Office for Technology ("OFT") to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. The enacted budget also continues funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of the project.

         OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

         Government Funds Comprising the State Financial Plan. Four governmental fund types comprise the State Financial Plan: the General fund, the Special Revenue Funds, the Capital Projects funds and the Debt Service funds.

         The General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In the State's 1998-99 fiscal year, the General Fund was expected by the State to account for approximately 47.6 percent of all governmental funds disbursements and 70.1 percent of total State Funds disbursements.

         The General Fund was projected to be balanced on a cash basis for the 1998-99 fiscal year, however there can be no assurance that the General Fund will remain balanced for the entire fiscal year. Total receipts were projected to be $37.56 billion, an increase of $3.01 billion from the $34.55 billion recorded in 1997-98. The disbursement total projected for fiscal year 1998-99 included $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts and $1.80 billion in transfers from other funds.

         The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year were projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. Fund disbursements were projected to be $36.78 billion, an increase of $2.43 billion over the total amount disbursed and transferred in the 1997-98 fiscal year.

         Special Revenue Funds: Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type was expected to comprise approximately 41 percent of total governmental funds receipts and disbursements in the 1998-99 fiscal year, about three-quarters of that activity relates to federally-funded programs.

         Total disbursements for programs supported by Special Revenue Funds were projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds were estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this Fund group is Medicaid, which was projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs was projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds was due primarily to the new Child Health Plus program, estimated at $197 million in 1998-99. This program will expand health insurance coverage to children of indigent families.

         State special revenue spending was projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending was due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation and $113 million for the State share of the new Child Health Plus program.

         Capital Projects Funds: Capital Projects Funds account for the financial resources used in the acquisition, construction or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds was expected to comprise 5.5 percent of total governmental receipts and disbursements.

         Capital Projects Funds spending in fiscal year 1998-99 was projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth were transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

         Debt Service Funds: Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. These Funds were expected to comprise 3.8 percent of total governmental fund receipts and disbursements in the 1998-99 fiscal year. Receipts in these Funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

         The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. Total disbursements from the Debt Service Fund type were estimated at $3.36 billion in 1998-99, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million was dedicated to transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund. Another $45 million was for education purposes, including State and City University programs financed through the Dormitory Authority of the State of New York (DASNY). The remainder was for a variety of programs in such areas as mental health and corrections and for general obligation financings.

         Prior Fiscal years. New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below. There can be no assurance, however, that such trends will continue.

         Fiscal Year 1997-98. The State ended its 1997-98 fiscal year on March 31, 1998 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid and other entitlement programs.

         The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance was held in three accounts within the General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

         General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

         Fiscal year 1996-97. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs.

         The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million was deposited in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing fund balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

         Fiscal Year 1995-96. The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus of $445 million, as reported by DOB
 . The cash surplus was derived from higher-than expected receipts, savings generated through agency cost controls and lower-than-expected welfare spending. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

         The General Fund closing Fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in Fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF and a $9 million deposit to the Revenue Accumulation Fund. The closing Fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. That Fund was created to hold certain tax receipts temporarily before their deposit to other accounts. The General fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was refinanced to be on deposit as of March 31, 1996.

         General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, which is a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements and transfers totaled $32.68 billion for the 1995-96 fiscal year, which is a decrease of 2.2 percent from 1994-95 levels.

         Cash-Basis Results for the Non-General Funds Over the Last 3 Years. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

         In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

         Disbursements in the Capital Projects Funds declined from $3.97 billion to $3.56 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this Fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

         Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

         GAAP-Basis Results. State law requires the State to update its projected financial results on a GAAP-basis on or before September first of each year.

         Projected GAAP-Basis Results for Fiscal Year 1998-99. The State based its GAAP projections on the cash estimates in the First Quarterly Update to the Financial Plan and the actual results for the 1997-98 fiscal year as reported by the State Comptroller on July 28, 1998.

         On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

         The 1998-99 GAAP-basis General Fund Financial Plan shows expected tax revenues of $33.1 billion and miscellaneous revenues of $2.6 billion to finance expenditures of $36.1 billion and net financing uses of $156 million. The General Fund accumulated surplus is projected to be $27 million at the end of 1998-99.

         GAAP-Basis Results for Fiscal Year 1997-98. The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

         General Fund. The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

         Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use and business taxes. Decreases were reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or 5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of 0.5 percent. Other taxes fell primarily because revenue for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12. 7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

         Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

         Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds ($769 million) provided by DASNY to pay the outstanding pension amortization liability incurred in 1997.

         Special Revenue, Debt Service and Capital Projects Funds. An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased by $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

         Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million (14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

         An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

         GAAP-Basis Results for Fiscal Year 1996-97. The State completed its 1996-97 fiscal year with a combined governmental funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

         General Fund. The State reported a General Fund operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

         Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of 5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of legislated increases in receipts from the Medical Local Practice Insurance Association and from medical provider assessments.

         Expenditures increased $830 million (2.6 percent) from the prior fiscal with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent), primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent), due mainly to an increase in spending for support for public schools and physically handicapped children, offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

         Net other financing sources increased $475 million (62.6 percent), due mainly to bond proceeds provided by the Documentary Authority of the State of New York (DASNY) to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

         Special Revenue, Debt Service and Capital Projects Funds. An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing sources decreased $275 million (8.0 percent), primarily because of declines in amounts transferred to other funds.

         Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refundings.

         An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year, and, as a result, the accumulated fund deficit decreased to $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

         GAAP-Basis Results for Fiscal Year 1995-96. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

         General Fund. The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in LGAC Bond Annual Information Statement June 26, 1998 proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

         Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

         Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease Occurring in State aid for social services program and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted in 1995-96. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

         Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations..

         Special Revenue, Debt Service and Capital Projects Funds. An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which deceased the accumulated fund balance to $532 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $ 1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

         Debt Service Funds ended the 1995-96 fiscal year with an operating surplus of over $185 million and, as a result, the accumulated fund balance increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased threefold to $299 million, due primarily to increases in patient reimbursement revenues.

         An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and due to an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health and environmental projects. Net other financing sources increased by $577 million as a result of an increased in proceeds from financing arrangements.

         Due to changing economic conditions and information, public statements or reports regarding the State Financial Plan and its constituent funds may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

         State Financial Plan Considerations. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

         The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

         Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

         National and State Economic Outlooks. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1998-99 Financial Plan.

         U.S. Economy. The national economy grew strongly during the first quarter of 1998 but slowed sharply in the second quarter, with the real growth rate falling from 5.5 percent to 1.8 percent. Although continued moderation is expected during the second half of the year, the annual growth rate for 1998 is projected to be 3.4 percent. However, the slowing of growth within the domestic economy, the contraction of export markets in many parts of the world and the lack of inflationary pressure has encouraged the Federal Reserve Board ("FRB") to commence a policy of gradually decreasing short-term interest rates. Nominal GDP is expected to grow about 4.6 percent in 1998, more than a percentage point slower than in 1997. Inflation, as measured by the Consumer Price Index, is expected to be 1.7 percent in 1998. The annual rate of job growth is expected to be 2.5 percent in 1998. The rate of growth of wages in 1998 will be 6.7 percent. In line with the general slowdown of the overall economy that has occurred during the year, personal income growth is projected to decline from 5.6 percent in 1997 to 5.0 percent in 1998.

         The current outlook for the nation has deteriorated modestly from the Budget Division's July forecast, with weaker real and nominal growth now anticipated and a general weakening of the business profits picture for the balance of the fiscal year. There are, however, uncertainties inherent in any economic forecast. Consumer or business spending could be weaker than expected, due, perhaps to further significant declines in corporate profits or equity values. Additionally, the international economic and financial disruptions currently being felt around the globe could worsen or take longer than anticipated to subside. The result could be a sharp, additional reduction in domestic economic growth. Indeed, several private sector forecasters have indicated a heightened risk of a national recession beginning in 1999. Under that scenario, the FRB would be likely to lower short-term interest rates faster and further than expected in an effort to reignite the nation's economic engines. Alternatively, but less likely, the pace of US economic growth could be faster if productivity or consumer spending becomes stronger than anticipated, or if the economies of many of the countries of Asia and Latin America recover more quickly than expected. If such growth, or a rapid rise in labor, health or energy costs, awakens long-dormant inflationary pressures, the FRB may reverse its current position and raise interest rates.

         New York Economy. The healthy growth that has characterized the New York economy continued during the first three-quarters of 1998. According to seasonally-adjusted employment data from the State Labor Department, New York has added over 90,000 private-sector jobs since December 1997 and over 370,000 since December 1994. The service sector accounted for 60,000 of the 1998 increase and trade added about 15,000. The unemployment rate was 5.5 percent in September and remains above the national rate, as it has since 1991. The State's current rate, however, is 0.9 percentage points below the level in September 1997.

         Compared with the July forecast, the DOB's current employment, income and wage outlook is slightly higher for 1998. The forecast calls for employment to increase about 2.0 percent in 1998. Personal income should increase about 5.0 percent in 1998 based on wage growth of around 6.2 percent.

         The forecast for New York is subject to the same uncertainties as the national forecast, as well as some specific to New York. The securities industry is more important to the New York economy than to the national economy and, therefore, a large change in financial market performance during the forecast horizon could result in wage and employment levels that are significantly different from those embodied in the forecast.

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:

                  Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

                  Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

                  Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

                  Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.

                  Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

                  Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

         In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

         Financial Plan Updates. The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period and revised estimates of receipts and disbursements for the then current fiscal year.

         The July Update. The State published first update to the cash basis 1998-99 State Financial Plan on July 30, 1998 (the "July Update"). In the update, the State continued to project that the State Financial Plan for 1998-99 would remain in balance. The State made several revisions to the receipt estimates in the financial Plan formulated with the enacted budget, which had the net effect of increasing projected General fund receipts for 1998-99 to a total of $37.81 billion, up $250 million from its original projection. The State made no change to the disbursement projections in the 1998-99 financial Plan, which it estimated at $36.78 billion for the 1998-99 fiscal year. The additional receipts boosted the State's projected reserve for future needs to $1.01 billion, an increase of $250 million from the June projections. The projected closing balance in the General fund of $1.67 billion reflected the reserve for future needs of $1.10 billion, a balance of $400 million in the Tax Stabilization Reserve fund, a balance of $100 million in the Contingency Reserve fund (after a deposit of 432 million during the current fiscal year) and $158 million in the Community Projects fund.

         The Mid-Year Update. The State issued its second update to the cash-basis 1998-99 State Financial Plan (the "Mid-Year Update") on October 30, 1997. The State ended the first six months of the 1998-99 fiscal year with a General Fund cash balance of $5.02 billion, some $143 million higher than projected in the cash flow accompanying te July Update to the Financial Plan.

         Receipts: Total receipts, including transfers from other funds, grew to 419.7 billion, through September approximately 452 million higher than expected. This increase is comprised of additional tax revenues (approximately 422 million) and transfers from other funds ($30 million).

         Disbursements: Total spending through the first six months of the fiscal year was $16.27 billion, or $91 million lower than projected. This variance results primarily from higher spending in Grants to Local Government ($27 million), offset by lower spending in State Operations ($124 million). These variances are timing-related and should not affect total disbursements for the fiscal year.

         General Fund Receipts: Total receipts for 1998-99 are projected to reach $37.84 billion, an increase of $29 million from the amount projected in July. Of the $37.84 billion in total receipts, taxes are projected at over $34.5 billion, miscellaneous receipts at over 41.47 billion and transfers from other funds at over $1.86 billion. Anticipated tax receipts have been reduced slightly, but expected miscellaneous receipts and transfers from other funds have been increased by enough to produce the net $29 million increase in overall collections.

         Personal Income Tax: Total income tax receipts are projected to reach $21.44 billion, $29 million above the amount expected in July, and nearly $3.7 billion above the amount reported for 1997-98. The net increase from the July forecast is attributable to modest upward revisions in estimated 1997 liability as partially offset by slightly weaker expectations for collections on current year liability for the balance of the current year. The current estimate reflects an anticipated deterioration in the growth of financial sector bonuses and the resultant impact on withholding.

         While gross collections under this tax are expected to grow approximately 10 percent from 1997-98, the exceptional year-to-year change in the estimate of receipts from this source is still significantly attributable to the movement of the General Fund surplus available at the end of 1997-98 into the current fiscal year. The approximately $2.4 billion impact on the year-over-year change that results from the surplus swing is only partially offset by the planned diversion of slightly over $700 million in income tax receipts to the School Tax Relief (STAR) Fund in the current year to fund statewide school property tax relief for senior citizens.

         User Taxes and Fees: Receipts from user taxes and fees are expected to total $7.21 billion, down $3 million fro the amount projected in July, and approximately $170 million above the amount reported for 1997-98. The reduction in estimated collections from the July forecast is largely the result of lower anticipated sales and use tax collections as partially offset by modestly higher forecasts of receipts from the cigarette, beverage and motor fuel taxes and from motor vehicle fees.

         The modest downward revision in anticipated sales tax receipts is largely attributable to small reductions in the expected consumption of taxable goods over the balance of the fiscal year. The small upward revisions in the remaining sources noted above largely reflect collection experience through the first half of the year.

         Business Taxes: Business tax collections, reflecting collection experience in September and reduced expectations for profits in the balance of the year, are expected to reach $4.79 billion, some $157 million below the amount anticipated in the July plan. The revised estimate for 1998-99 is some $257 million below the amount recorded for the 1997-99 fiscal year.

         The largest revision in this category from the July forecast is a $88 million reduction in anticipated receipts from the bank tax, reflecting both a lower 1997 liability base than estimated in July as well as lower expected bank earnings in the current year. Receipts expected under the State's general business tax, the insurance tax and the corporation and utility tax were also revised down, reflecting year-to-date collection experience, a weakening profits outlook and, in the case of the utility levy, continued moderate weather.

         Other Taxes: Receipts from other taxes are projected at $1,072 million, an increase of $53 million from the July forecast, largely on the basis of higher-than-projected estate tax receipts in September. Despite the new, higher forecast, the revised estimate for the current fiscal year represents a year-over-year net decline of $22 million from actual results in 1997-98.

         Miscellaneous Receipts and Transfers from other Funds: Miscellaneous receipts are projected to reach $1.47 billion, an increase of some $70 million from the amount anticipated in July, largely as a result of higher investment income received during the first six months of the year and expected for the balance of 1998-99. The revised estimate for the current year is still some $124 million below the amount recorded in the category in the preceding fiscal year.

         Transfers from other funds are expected to be over $1.86 billion, including $1.54 billion as the portion of sales tax receipts that flows to the General Fund after meeting the debt service requirements of the LGAC. Total receipts in this category are expected to be some $37 million higher than projected in July, largely as a result of a $49 million increase in the estimate of real estate transfer tax receipts available to be transferred to the General Fund. The upward revision largely reflects the burst of commercial sales in the New York City real estate market. The estimate of receipts available to be transferred from LGAC has been reduced by nearly $12 million, mirroring the reduction expected in the estimate of sales tax received directly in the General Fund. The estimate of available transfers from other funds is now some $156 million below the amount transferred in 1997-99.

         General Fund Disbursements. The State is making no revisions to its July disbursement estimates, with projected General Fund disbursements for the year still expected to total $36.78 billion. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and it does not anticipate any changes that would alter total projected disbursements for the year.

         Grants to Local Governments: The State continues to project disbursements of $25.14 billion for the year, an increase of $1.88 billion over 1997-99. An $830 million increase in cash disbursements for school aid over the prior year is responsible for nearly half the year-over-year growth in this category. Other significant increases include Medicaid ($144 million), handicapped education programs ($108 million) and children and families programs ($66 million).

         School aid is the largest program in terms of total spending in this category, with disbursements of $9.7 billion expected in 1998-99. It is followed by Medicaid ($5.6 billion), welfare $1.6 billion), services for children and families ($927 million) and general purpose aid to local governments ($837 million).

         State Operations: This category accounts for the costs of running State agencies. The State estimates $6.7 billion in spending for State Operations, $511 million higher than 1997-98. This year-to-year growth reflects the continuing phase-in of wage increase under existing collective bargaining agreements, the impact of binding arbitration settlements, and the costs of funding an extra payroll in 1998-99.

         General State Charges: spending in this category, which accounts primarily for fringe benefits of State employees, is projected to total $2.22 billion in 1998-99, a modest decrease from 1997-99.

         Debt Service: Short and long-term debt service is projected at $2.14 billion, an increase of $111 million over 1997-98. For the first time, the State plans to make a $50 million deposit to the Debt Reduction Reserve Fund.

         Capital Projects and All other Transfers: Spending in this category is estimated at $592 million, a decrease of $61 million over 1997-98, reflecting the non-recurring nature of certain items included in the prior fiscal year.

         Fund Balance. The Financial Plan now projects a closing balance in the General Fund of $1.7 billion. The balance is comprised of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99) and $158 million in the Community Projects Funds.

         Other Governmental Funds. Total spending from All Governmental Funds is projected at $71.54 billion, unchanged from the July estimate. Spending is projected at $34.07 billion for the General Fund (excluding transfers), $29.98 billion for the Special Revenue Funds, $4.14 billion for the Capital Projects Funds, and $3.36 billion for the Debt Service Funds.

         State Funds spending is estimated to total $48.58 billion. Consistent with the General Fund and All Governmental Funds, the State is making no change to the State Funds disbursement estimate in the July update. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and its does not foresee any changes that would significantly alter total projected disbursements for either All Funds or State Funds for the year.

         Relevant News. On August 22, 1996, the President signed the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). This new law made significant changes to welfare and other benefit programs. Major changes included conversion of AFDC into the TANF block grant to states, new work requirements and durational limits on recipients of TANF and limits on assistance provided to immigrants. City expenditures as a result of welfare reform are estimated in the Financial Plan at $49 million in fiscal year 1998, $45 million in fiscal year 1999, $38 million in fiscal year 2000 and $44 million in fiscal year 2001. In addition, the City's naturalization initiative, CITIZENSHIP NYC, will assist immigrants made ineligible under Federal law to regain eligibility for benefits, by helping them through the application process for citizenship. The Financial Plan assumes that 75% of those immigrants who otherwise would have lost benefits will become citizens, resulting in projected savings to the City in public assistance expenditures of $6 million in fiscal year 1999, $24 million in fiscal year 2000 and $25 million in fiscal year 2001. Federal legislation enacted August 5, 1997, reinstated eligibility for even more immigrants currently on the rolls than projected. The outyear estimates made by OMB are preliminary and depend on a variety of factors, which are impossible to predict, including the implementation of workfare and child care programs modified by newly enacted State law, the impact of possible litigation challenging the law, and the impact of adverse economic developments on welfare and other benefit programs. In accordance with the Federal welfare reform law, the Governor submitted a State plan to the Federal government and such plan was deemed complete as of December 2, 1996. New York State's welfare reform, bringing the State into compliance with the 1996 Welfare Act and making changes to the Home Relief program, was signed into law on August 20, 1997. The Governor submitted an amended State plan to the Federal government, reflecting these changes, on September 20, 1997. Implementation of the changes at the State level will in part determine the possible costs or savings to the City. it is expected that OMB's preliminary estimates of potential costs will change, based on new policies to be developed by the State and City with respect to benefits no longer funded as Federal entitlements.

         On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled "Outyear Projections of Receipts and Disbursements" in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

         On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration (HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

         The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.

         On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

         On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis.

         Ratings Agencies. On October 6, 1998, Moody's Investors Service, Inc. ("Moody's") confirmed its New York State general obligation bond rating of single-A2. On April 20, 1998, New York's general obligation bond ratings were the lowest of any state, except Louisiana. Moody's had rated New York State at A2, Standard & Poor's ("S&P") had given it an A and Fitch IBCA ("Fitch") had assigned it an A-plus.

         On August 28, 1997, S&P revised its ratings on the State's general obligation bonds to A from A-, and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA- to A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A-, and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A-rating.

         On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1.

         Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1996 there were 17 public authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $75.4 billion.

         There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units and charges for occupancy at medical care facilities.

         In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance.

         Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

         The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax-- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-98 fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

         Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

         Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

         Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) employee welfare benefit plans where plaintiffs are seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans;
(ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (vii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby; (viii) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (ix) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (x) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; (xi) a challenge to the constitutionality of the Clean Water/Clean Air Bond Act of 1996 and its implementing regulations; (xii) two challenges to regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1996-97 fiscal years; and (xiii) an action to compel the State to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian customers on Indian reservations.

         Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain balanced 1997-98 and 1998-99 State Financial Plans. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1997, the State reports its estimated liability for awards and anticipated unfavorable judgments at $364 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount that the 1997-98 and 1998-99 State Financial Plans reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain balanced plans.

                                 New York City

         The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balances operating result for the 1998-99 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional state aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could also adversely affect the City's economic base. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1st Statutory deadline or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or revenues. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Current law requires the City to prepare four-year annual financial plans, which are reviewed and revised on a quarterly basis and includes capital, revenue, and expense projections and outlines proposed gap-closing for the years with projected budget gaps. An annual financial report for its most recent completed fiscal year is prepared at the end of October of each year. The City's current financial plan projects a surplus in the 1999 fiscal year, before discretionary transfers and budget gaps for each of the 2000, 2001 and 2002 fiscal years.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period.

         Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the "City Financial Plan"), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

         The 1999-2002 Financial Plan. For the 1997 fiscal year, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results, after discretionary transfers, in accordance with GAAP. The 1997 fiscal year is the seventeenth year that the City has achieved an operating surplus, before discretionary transfers, and balanced operating results, after discretionary transfers.

         The most recent quarterly modification to the City's financial plan for the 1998 fiscal year, submitted to the Control Board on June 23, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

         One June 26, 1998, the City released the Financial Plan for the 1999-2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan reflects changes since the June 1997 Financial Plan, including changes as a result of the City's expense and capital budgets for the 1999 fiscal year, which were adopted in June, 1998, and changes subsequent to the adopted budget. The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.9 billion, $2.7 billion and $2.3 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by approximately $380 million in each of fiscal years 2000 through 2002.

         Changes since the June 1997 Financial Plan include: (i) an increase in projected tax revenue of $1.1 billion, $955 million, $897 million and $1.7 billion in the 1999 through 2002 fiscal years, respectively; (ii) a reduction in assumed State aid of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year; (iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $419 million, $204 million and $226 million in the 1999 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the "BOE") spending of

$345 million, $41 million, $73 million and $208 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $679 million, $487 million, $492 million and $896 million in fiscal years 1999 through 2002, respectively; and (viii) increased pension costs of $127 million in the 1999 fiscal year and reduced pension costs of $254 million in fiscal years from additional agency actions totaling $1.1 billion, $936 million, $910 million and $962 million in fiscal years 1999 through 2002, respectively, including the approximately $380 million gap closing program for each of fiscal years 2000 and 2002.

         The 1998 Modification and the 1999-2002 Financial Plan include proposed discretionary transfers in the 1998 fiscal year of approximately $2.0 billion to pay certain debt service costs and subsidies due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $975 million, $1.172 billion and $1.259 billion in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

         The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $172 million, $500 million and $514 million in the 2000, 2001 and 2002 fiscal years, respectively, and the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the expiration of which is projected to reduce revenue by $201 million, $546 million, $568 million and $593 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $15 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State and Federal approval of the State and Federal gap-closing actions assumed in the Financial Plan. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

         On June 5, 1998, the City Council adopted a budget which re-allocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive Budget.

         On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 were mailed by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment. The City Charter provides for this procedure in the event, as is the case this year, that budget adoption has not been completed by June 5.

         On June 10, 1998, the Mayor vetoed $196 million of spending added in the expense budget adopted by the City Council and $315 million added in the capital budget adopted by the City Council. On June 16, 1998, the City Council voted to override the Mayor's vetoes. for a description of the respective roles of the Mayor and the City Council in the budget adoption process, see "Section III: Government and Financial Controls - City Financial Management, Budgeting and Controls."

         Collective Bargaining Agreements. The Financial Plan reflects the costs of the settlements and arbitration awards with the United Federation of Teachers ("UFT"), a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37") and other bargaining units, which together represent approximately 97% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in every fiscal year after the 1999 fiscal year. See "Section VII:
1999-2002 Financial Plan - Assumptions Expenditure Assumptions - 1. Personal Service Costs". The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

         Assumptions. The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $168 million, $507 million, and $530 million in the 2000, 2001, and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 the extension of which is projected to provide revenue of $187 million, $531 million and $554 million, and $579 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $365 million, $175 million, $170 million, and $70 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. It is expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 1998, and that there will be alternative proposals to reduce taxes (including the 12.5% personal income tax surcharge) and increase in spending. Accordingly, the Financial Plan may be changed by the time the budget for the 1999 fiscal year is adopted. Moreover, the Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

         The City's Financial Plan is based on numerous additional assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1998 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the City Financial Plan; the impact on the City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the

City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

         The Governor presented his 1998-1999 Executive Budget to the Legislature on January 20, 1998. In recent years, however, the State has failed to adopt a budget prior to the beginning of the fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

          City Employees. Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

         Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances:
(i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement;
(ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.

         The 1998-2002 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 204,685 on June 30, 1998 to an estimated level of 203,987 by June 30, 2002, before implementation of the gap closing program outlined in the City Financial Plan.

         Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately 86% of the City's work force. The City Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

         The City's pension expenditures for the 1998 fiscal year are expected to approximate $1.5 billion. In each of fiscal years 1999 through 2002, these expenditures are expected to approximate $1.4 billion, $1.4 billion, $1.4 billion, and $1.3 billion, respectively. Certain of the systems may provide pension benefits of 50% to 55% of "final pay" after 20 to 25 years of service without additional benefits for subsequent years of service. For the 1997 fiscal year, the City's total annual pension costs, including the City's pension costs not associated with the five major actuarial systems, plus Federal Social Security tax payments by the City for the year, were approximately 19.04% of total payroll costs. In addition, contributions are also made by certain component units of the City and government units directly to the three cost sharing multiple employer actuarial systems. The State Constitution provides that pension rights of public employees are contractual and shall not be diminished or impaired.

         Reports on the City Financial Plan. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment, and it is expected that the staff of the Control Board will issue a report on the 1998-2002 Financial Plan in the near future.

         On February 26, 1998, the City Comptroller issued a report on the 1998 fiscal year and the preliminary budget for the 1999 fiscal year, as reflected in the 1997-2001 Financial Plan. With respect to the 1998 fiscal year, the report identified a possible surplus of between $71 million and $293 million above the level projected in the City's plan. The report stated that the additional surplus reflects the possibility of the receipt of an additional $225 million of tax revenues, and that the size of the possible surplus depends primarily on whether the sale of the New York Coliseum for $200 million is completed. With respect to the 1999 fiscal year, the report identified a possible gap of $153 million or a possible surplus of $269 million, depending upon whether the State approves the extension of 12.5% personal income tax surcharge and the amount of surplus for the 1998 fiscal year available for debt service in the 1999 fiscal year.

         The potential risks identified in the City Comptroller's report for the 1999 fiscal year include: (i) assumed payments from the Port Authority relating to the City's claims for back rentals and an increase in future rentals, part of which are the subject of the arbitration, totaling $335 million; (ii) State approval of the 12.5% personal income tax surcharge beyond December 1, 1998, which would generate $188 million in the 1999 fiscal year and which the Speaker of the City Counsel has opposed; and (iii) the receipt of an additional $450 million of State and Federal aid assumed in the financial plan. The potential risks are offset by potential additional resources for the 1999 fiscal year, including the potential for an additional $150 million of State educational aid, $150 million of additional debt service savings, $176 million in tax revenues if the proposed sales tax reduction on clothing is not approved, $294 million of higher than projected tax revenues and the availability in the 1999 fiscal year of an additional $71 million to $293 million surplus from the 1998 fiscal year. The report also noted that the City Comptroller will begin writing off outstanding education-aid receivables that are 10 years past due, which are estimated to be approximately $4 million in the 1998 fiscal year and $39 million in the 1999 fiscal year, and which total $914 million for fiscal years 1989 through 1997. In addition, the report noted that City-funded expenditures for the 1998 fiscal year are expected to exceed the ceiling established in the May 1996 agreement between the City and MAC, which would permit MAC to recover from the City in the 1999 fiscal year an amount equal to such excess spending, up to $125 million. Finally, the report noted that, while the City is in a relatively strong financial position, its reliance on State and Federal aid to close its budget gap for the 1999 fiscal year raises concerns, and that the City's spending will again be under pressure in the event of an economic downturn. The City Comptroller also noted (in a separate report on the City's capital debt) that debt burden measures, such as annual debt service as a percentage of tax revenues, debt per capita, and debt assessed value of real property, are approaching historically high post-fiscal crises levels, which calls for restraint in the City's capital program, while the City's infrastructure requires additional resources.

         Also on February 26, 1998, the staff of OSDC issued a report on the Financial Plan. With respect to the 1998 fiscal year, the OSCD report noted that the City's revenues could be $200 million greater than projected in the Financial Plan. While noting a potential delay in the receipt of proceeds from the sale of the New York Coliseum, the report projects that it is not likely that those resources will be needed in the 1998 fiscal year. The report projected potential budget gaps of $462 million, $2.6 billion, $2.7 billion, and $2.3 billion for the 1999 through 2002 fiscal years, respectively, which include the gaps projected in the Financial Plan for fiscal years 2000 through 2002 and the additional net risks identified in the report totaling $762 million, $1.012 billion, $913 million, and $774 million for the 1999 through 2002 fiscal years, respectively, which are reduced by the potential for greater than forecast revenues and lower than forecast pension costs for fiscal years 2000 through 2002. The largest risks identified in the report relate to (i) the receipt of projected Port Authority lease payments which are the subject of arbitration and lease negotiations; (ii) City gap-closing proposals for additional State and Federal assistance; and (iii) State approval of a three-year extension of the City's 12.5% personal income tax surcharge. Additional risks identified in the report include unfunded expenditures for project READ totaling $125 million for each of the 2000 through 2002 fiscal years and the potential for additional funding needs for the City's labor reserve, which total $104 million in the 1999 fiscal year and exceed $200 million in each of the 2000 through 2002 years, to pay for collective bargaining increases for the Covered Organizations, which the Plan assumes the Covered Organizations will pay instead of the City. The report noted that these risks could be reduced if the Tax Reduction Program proposed in the Financial Plan is not approved by the City Counsel and the State. The report also noted that: (i) HHC faces potential budget gaps starting in the 1999 fiscal year and reflecting the expected loss of revenues associated with the implementation of Medicaid mandatory managed care; (ii) the Financial Plan assumes that the State will extend the 14% personal income tax surcharge;
(iii) the City faces potential liability for State education aid owed from prior years which the City could be required to write off if a plan is not reached to fund these claims; and (iv) the City might be required to reimburse MAC up to $125 million on the 1999 fiscal year if the City spending limits set forth in the May 1996 agreement with MAC are exceeded in the 1998 fiscal year. However, the report noted that actual fiscal year 1998 spending will not be determined until October 1998, and in the interim, City and MAC officials are discussing solutions to the reimbursement problem.

         The OSDC report noted also that, while the City's financial outlook has improved because of actions taken by the City, Federal, and State governments and record securities industry performance, the staff remained concerned about the City's dependence on the securities industry and whether the City will be able to sustain a relatively high level of spending. The report noted that City-funded spending is projected to grow by 7.2% in fiscal year 1998 and by 4.5% in fiscal year 1999, while revenues are projected to grow by only 1.8% in fiscal year 1999. Moreover, the report noted that while the budget gaps for fiscal years 2000 through 2002 have been reduced, they are still large by historical standards, and the budget makes no provisions for wage increases after the expiration of current contacts, which, at the projected inflation rate, would increase costs by $375 million in fiscal year 2001 and by $725 million in fiscal year 2002. Finally, the report noted that the Asian financial and economic crises could intensify and create greater impact on financial markets in the U.S. economy than currently anticipated, or that the Federal Reserve Board could raise interest rates, which could adversely affect the financial markets and the City's financial condition.

         On January 13, 1998, the IBO released a report setting forth its forecast for the City's revenues and expenditures for the 1998 through 2001 fiscal years, assuming continuation of current spending policies and tax laws. In the report, the IBO forecasts that the City will end the 1998 fiscal year with a surplus of $120 million, in addition to $514 million in the Budget Stabilization Account. Additionally, the report forecasts that the City will face gaps of $1.4 billion, $2.6 billion, and $2.8 billion in the 1999 through 2001 fiscal years, respectively, resulting from 4.8% annual growth in spending form 1998 through 2001, compared with 2.2% annual revenue growth. The report noted that slow revenue growth is attributable to a variety of factors, including a gradual deceleration in economic growth through the first half of calendar year 1999, the impact of recently enacted tax cuts and constraints on increases in the real property tax, as well as uncertain back rent payments from the Port Authority, while future costs for existing programs will increase to reflect inflation and scheduled pay increases for the City employees during the term of existing labor agreements. The report also noted that debt service and education spending will increase rapidly, while spending for social services rise more slowly due to lower projected caseloads.

         Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

         Previous Reports. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the City Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of BOE has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables. On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the City Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October has declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market decline, since there is a lag between activity on Wall Street and City tax revenues, if the current stock market decline persists, tax revenue forecasts for subsequent years will have to be revised downward. The report noted that the City was not affected by the October 1987 stock market crash until the 1990 fiscal year, when revenues from the City's business and real estate taxes fell by 20% over the 1989 fiscal year. The report also noted that expenditures for short-term and long-term debt issued during the first half of the 1998 fiscal year are estimated to be between approximately $53.9 million and $58.8 million below levels anticipated in the City's adopted budget for the 1998 fiscal year, approximately $20 million below anticipated levels in the 1999 fiscal year and approximately $30 million below anticipated levels in each of fiscal years 2000 and 2001 due to less borrowing and lower interest rates than assumed.

         On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997, modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits, by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid Coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the City Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled. The IBO has stated that it will release an updated report to provide a detailed analysis of these developments and their likely impact on the City.

         On July 16, 1997, the City Comptroller issued a report on the City Financial Plan. With respect to the 1998 fiscal year, the report identified a possible $112 million surplus or a possible total net budget gap of up to $440 million, depending primarily on whether the tax reduction program proposed in the City Financial Plan is implemented and the 14% personal income tax surcharge is extended beyond December 31, 1997. The risks identified in the report for the 1998 fiscal year include (i) $178 million related to BOE, resulting primarily from unidentified expenditure reductions and prior year State aid receivables; (ii) State aid totaling $115 million which is assumed in the City Financial Plan but not provided for in the Governor's Executive Budget; (iii) State approval of the extension of the 14% personal income tax surcharge beyond December 31, 1997, which would generate $169 million in the 1998 fiscal year; (iv) City proposals for State aid totaling $271 million, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; and (v) the assumed sale of the Coliseum for $200 million, which may be delayed. The report noted that these risks could be partially offset by between $597 million and $765 million in potentially available resources, including $200 million of higher projected tax revenues, $150 million of possible additional State education aid and the possibility that the proposed sales tax reduction will not be enacted, which would result in $157 million of additional tax revenues in the 1998 fiscal year. With respect to the 1998 fiscal year, the report stated that the City has budgeted $200 million in the General Reserve and included in the City Financial Plan a $300 million surplus to be used in the 1999 fiscal year, making the potential $440 million budget gap manageable. However, the report also expressed concern as to the sustainability of profits in the securities industry.

         With respect to the 1999 and subsequent fiscal years, the report identified total net budget gaps of between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, respectively, which include the gaps set forth in the City Financial Plan. The potential risks and potential available resources identified in the report for the 1999 through 2001 fiscal years include most of the risks and resources identified for the 1998 fiscal year, except that the additional risks for the 1999 through 2001 fiscal years include (i) assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration, totaling $350 million, $140 million and $135 million in the 1999-2001 fiscal years, respectively; and (ii) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, which would generate $190 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively.

         On July 15, 1997, the staff of the Control Board issued a report commenting on the City Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the City Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the Financial Plan Period and expenditures which are projected to grow at about the rate of inflation. The report identified net risks totaling $485 million, $930 million, $1.2 billion and $1.4 billion for 1998 through 2001 fiscal years, respectively, in addition to the gaps projected in the City Financial Plan for fiscal years 1999 through 2001. The principal risks identified in the report included (i) potential tax revenues shortfalls totaling $150 million, $300 million and $400 million for the 1999 through 2001 fiscal years, respectively, based on historical average trends; (ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions, totaling $163 million, $209 million, $218 million and $218 million in the 1998 through 2001 fiscal years, respectively; (iii) the proposed sale of certain assets in the 1998 fiscal year totaling $248 million, which could be delayed; (iv) assumed additional State actions totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively, which requires State legislation; and
(vi) the receipt of $350 million, $140 million and $135 million from the Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account the risks identified in the report and the gaps projected in the City Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis; (iv) the City is deferring recommended capital maintenance; and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE. However, the report noted that if proposed tax reductions are not approved, additional revenue will be realized, ranging from $272 million in the 1998 fiscal year to $481 million in the 2001 fiscal year.

         On July 2, 1997, the staff of the OSDC issued a report on the City Financial Plan. The report projected a potential surplus for the 1998 fiscal year of $190 million, due primarily to the potential for greater than forecast tax revenues, and projected budget gaps for the 1999 through 2001 fiscal years which are slightly less than the gaps set forth in the City Financial Plan for such years. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. The additional risks identified in the report relate to: (i) the receipt of Port Authority lease payments totaling $350 million, $140 million and $135 million in the 1999 through 2001 fiscal years, respectively; (ii)
City proposals for State aid totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; (iii) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum; (iv) the receipt of $47 million in the 1998 fiscal year from the sale of certain other assets; (v) uncertain State education aid and expenditure reductions relating to BOE totaling $325 million in each of the 1999 through 2001 fiscal years; (vi) State approval of a three-year extension to the City's 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and which would generate revenues of $230 million, $525 million and $550 million in the 1999 through 2001 fiscal years, respectively; and (vii) the potential for additional funding needs for the City's labor reserve totaling $104 million, $225 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the City Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. The report also noted that the City Financial Plan assumes that the State will extend the 14% personal income tax that is scheduled to expire in December 1997, which would generate revenues of $200 million in the 1998 fiscal year and $500 million annually in subsequent fiscal years, and that the City Financial Plan makes no provision for wage increases after the expiration of current contracts in fiscal year 2000, which would add $430 million to the 2001 fiscal year budget gap if employees receive wage increases at the projected rate of inflation. The report noted that the City Financial Plan includes an annual General Reserve of $200 million and sets aside an additional $300 million in the 1998 fiscal year to reduce the budget gap for the 1999 fiscal year if such funds are not needed in the 1998 fiscal year. With respect to the gap-closing program for the 1999 through 2001 fiscal years, the report noted that the City has broadly outlined a program that relies heavily on unspecified agency actions, savings from reinvention and other unspecified initiatives and uncertain State aid and entitlement program reductions which depend on the cooperation of others.

         The report concluded that while 1997 was an unexpectedly good fiscal year for City revenues, the City projects that the rate of spending for the 1998 fiscal year will grow substantially faster than the rate of revenues, reflecting increasing costs for labor, debt service, Medicaid and education, and that the gaps for the subsequent fiscal years continue to present a daunting challenge. With respect to the economy, the report noted that the major risks to the City's economic and revenue forecasts continue to relate to the pace of both the national economy and activity on Wall Street, that the potential exists for a national recession over the next four years, and that Wall Street volatility can have a negative effect, as was apparent in 1994 when the Federal Reserve repeatedly raised interest rates and the profits of securities firms fell. Other concerns identified in the report include: (i) $76 million in retroactive claims for State education aid included in the City Financial Plan for the 1998 fiscal year which may not be realized; (ii) a potential risk of $698 million in State education aid owed to the City by the State for prior years, all or a portion of which the City could be forced to write-off if further delays occur in the State agreeing to fund these claims; and (iii) the potential adverse impact on HHC over the long-term of the planned expansion of managed care which emphasizes out-patient services with fixed monthly fees, uncertainty covering projected savings from a proposal that most Medicaid recipients be required to enroll in managed care, which is subject to approval by the Federal Government, and the possibility that the recent Federal budget agreement could substantially reduce aid to hospitals which serve a large number of medically indigent patients.

         On May 27, 1997, the IBO released a report analyzing the financial plan published on May 8, 1997 (the "May Financial Plan"). In its report, the IBO estimated gaps of $27 million, $91 million, $2.1 billion, $2.9 billion and $2.9 billion for the 1997 through 2001 fiscal years, respectively, which include the gaps set forth in the May Financial Plan for fiscal years 1999 through 2001. The gaps estimated in the IBO report reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; and
(ii) additional funding needs for the City's labor reserve totaling $104 million, $224 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the May Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. These reduced revenues and increased expenditures identified in the IBO report are substantially offset by tax revenue forecasts which exceed those in the May Financial Plan.
However, the report noted that the May Financial Plan assumes continued strong revenue growth and that, in the event of an economic downturn, the City will be required to increase taxes in a slow economy or reduce spending when it is most needed. With respect to the tax reductions proposed in the May Financial Plan, the IBO stated that the principal question is whether the City will be able to afford the tax reductions. In addition, the report discussed various issues with implications for the City's 1998 budget. These issues include the reliance in the budget on a number of State legislative actions, including (i) $294 million from legislation the City has requested to increase State aid;
(ii) $128 million in savings attributable to both a larger City share of Federal welfare grant funds and State reforms to Medicaid; and (iii) $115 million to restore expenditure reductions proposed in the Governor's Executive Budget. The report also noted that the City's claim for $900 million of State reimbursement of prior year education expenditures remains unresolved, that proposals affecting the MTA, including proposals to eliminate two-fare zones for bus and subway riders, will result in a significant reduction in revenues for the MTA, and that the implementation of changes in the City's computer system, resulting from the inability of the current computer system to recognize the year 2000, could cost the City up to $150 million to $200 million over the next three years. In a subsequent report released on June 16, 1997, the IBO noted that in the City Financial Plan the City had deferred to fiscal years 1999 through 2001 the assumed receipt of back airport rents, and that the tax revenue forecasts for the 1998 fiscal year in the City Financial Plan are closer than the forecasts in the May Financial Plan to the IBO's forecast of City tax revenues in its May report.

         On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. States are required to develop plans during 1997 to implement the new law. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government.

         Seasonal Financing. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short-term obligations for the fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

         Ratings Agencies. On August 6, 1998, as well as July 2, June 8 and May 27, Fitch rated New York City's tax-exempt general obligation bonds as "A-". Fitch qualified that rating, stating that concerns still remained over significant projected outyear budget funding challenges coupled with sizable reliance on the securities industry. On July 2, 1998, Moody's revised its rating on the New York City General Obligation Bonds to Aaa from Baa1.

         On July 16, 1998, S&P increased New York City's bond rating to A-, up one notch from BBB+, but analysts at the agency also cautioned that New York still had room for improvement and that they were worried about the City's rising long-term debt and the Council's plan to cut taxes by $200 million this year and $500 million in future years. On July 7, 1998, S&P had assigned its triple-B-plus rating to New York City general obligation bonds, stating that the ratings had been placed on CreditWatch with positive implications.

         On February 3, 1998, S&P raised its credit outlook for New York City's outstanding general obligation bonds from stable to positive but maintained its BBB-plus rating. The City has held this rating since July 10, 1995, when S&P lowered its rating from A-to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City

Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. On November 25, 1996, S&P issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.

         On February 24, 1998 Moody's raised its rating for City general obligation bonds from Baa1 to A3, based on improvement in its financial condition and economy. Previously, on July 17, 1997, Moody's had changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.

         On February 3, 1998, Fitch Investors Service, Inc. ("Fitch") set its rating of City general obligation bonds at A-, which it has maintained since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. Since then Fitch has revised the outlook to stable. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

         On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

                          PART C - OTHER INFORMATION


Item 23.         Exhibits





1        Declaration of Trust dated as of September 19, 1997.*



2        By-Laws.*


3        None.


4(a) Form of Investment Advisory Agreement between Trust and The Chase Manhattan Bank.*


4(b) Form of Sub-Advisory Agreement between The Chase Manhattan Bank and Texas Commerce Bank National Association.*


4(c)     Form of Administration Agreement.*


4(d)     Form of Investment Advisory Agreement.*


5        Form of Distribution and Sub-Administration Agreement.*


6        None.


7        Form of Custodian Agreement.*


8        Form of Transfer Agency Agreement.*

9 Opinion and consent of counsel as to the legality of the securities being registered.*


10       Consent of Independent Auditors.+


11       None.


12       None.


13       Distribution Plan.*


14       Financial Data Schedules.+


18       None.



* Previously filed with Registration Statement and Post-effective Amendments and are herein incorporated by reference.

+        To be filed by amendment.

Item 24.         Persons Controlled by or Under Common Control with the Fund.

Inapplicable.



Item 25.         Indemnification


Sections 10.2 and 10.4 of the Amended and Restated Declaration of Trust, filed as Exhibit 1, are incorporated herein by reference. Section 10.2 contains provisions limiting the liabilities of members of the Supervisory Committee and
Section 10.4 contains provisions for indemnification of the Trustee, members of the Supervisory Committee and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Trust and the Trustee pursuant to the foregoing provisions or otherwise, the Trust has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer, or controlling person of the Trust and the Trustee in connection with the successful defense of any action, suit or proceeding) is asserted against the Trust by such director, officer or controlling person or the Trustee in connection with the Units being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.         Business and Other Connections of Investment Adviser


(a) The Chase Manhattan Bank ("Chase") is the investment adviser of the Trust. Chase is a commercial bank providing a wide range of banking and investment services.

To the knowledge of the Registrant, none of the Directors or executive officers of Chase, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of Chase also hold or have held various positions with bank and non-bank affiliates of Chase, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


         Name            Position with Chase         Principal Occupation
         ----            -------------------         --------------------
Hans W. Becherer         Director              Chairman and CEO, Deere & Co.

Frank A. Bennack, Jr.    Director              Chairman and CEO, The Hearst
                                               Corp.

Susan V. Berresford      Director              President, The Ford Foundation

Donald L. Boudreau       Vice Chairman         None
                         Of the Board

M. Anthony Burns         Director              Chairman of the Board,
                                               President and Chief Executive
                                               Officer of Ryder System, Inc.

H. Laurance Fuller       Director              Chairman, President, Chief
                                               Executive Officer and Director
                                               of Amoco Corporation and
                                               Director of Abbott Laboratories

Melvin R. Goodes         Director              Chairman and CEO, Warner-Lambert
                                               Co.

William H. Gray III      Director              President and CEO, The College
                                               Fund/UNCF


George V. Grune          Director              Chairman and CEO, The Reader's
                                               Digest Assoc., Inc.

William Harrison         Vice Chairman         None
                         Of the Board

Harold S. Hook           Director              Retired Chairman, American
                                               General Corp.

Helene Kaplan            Director              Of Counsel, Skaden, Arps, Slate,
                                               Meager & Flom LLP

Thomas G. Labreque       President and Chief   Chairman, Chief Executive
                         Operating Officer     Officer and a Director of The
                         and Director          Chase Manhattan Corporation and
                                               a Director of AMAX, Inc.

Donald H. Layton         Vice Chairman         None
                         Of the Board

James B. Lee             Vice Chairman         None
                         Of the Board

Denis O'Leary            Executive             None
                         Vice President

Marc J. Shapiro          Vice Chairman         None
                         Of the Board

Joseph G. Sponholz       Vice Chairman         None
                         Of the Board

Henry B. Schacht         Director              Chairman and Chief Executive
                                               Officer of Cummins Engine
                                               Company, Inc. and a Director of
                                               each of American Telephone and
                                               Telegraph Company and CBS Inc.


                                     II-4

Walter V. Shipley        Chairman of the       None
                         Board and Chief
                         Executive Officer

Andrew C. Sigler         Director              Chairman of the Board and Chief
                                               Executive Officer, Champion
                                               International Corporation

John R. Stafford         Director              Chairman, President and Chief
                                               Executive Officer, American
                                               Home Products Corporation


Marina V. N. Whitman     Director              Professor of Business
                                               Administration and Public
                                               Policy, University of Michigan



(b) Chase Bank of Texas, N.A. ("CBT") is investment sub-adviser with respect to certain of the Funds. Its business has been solely that of a national bank.


The directors and executive officers (i.e., members of management committee) of the investment adviser have held during the past two fiscal years the following positions of a substantial nature:

                        Position(s)     Position(s)
                        and Offices     and Offices   Other Substantial
                          with             with      Business, Profession,
      Name                CBT           Registrant   Vocation or Employment
      -----             --------------  -----------  ----------------------
John L. Adams           Chairman,        None        None
                        President and
                        CEO

Elaine B. Agather       CEO, CBT --      None        None
                        Fort Worth,
                        Vice Chairman,
                        CBT -- Metroplex

Alan R. Buckwalter, III Director,        None        None
                        Vice Chairman






                                     II-6

                        Position(s)       Position(s)
                        and Offices       and Offices      Other Substantial
                           with              with        Business, Profession,
       Name                 CBT           Registrant     Vocation or Employment
       -----            --------------    -------------  ----------------------

Robert C. Hunter        Director,            None         None
                        Vice Chairman

S. Todd Maclin          Director,            None         None
                        Vice Chairman

Beverly H. McCaskill    Director,            None         None
                        Executive
                        Vice President

Scott J. McLean         Executive            None         None
                        Vice President

Cathy S. Nunnally       Executive            None         None
                        Vice President

Jeffrey B. Reitman      Director,            None         None
                        General Counsel

Harriet S. Wasserstrum  Director,            None         None
                        Vice Chairman




Item 27.         Principal Underwriters

Inapplicable.


Item 28.         Location of Accounts and Records


Accounts and other documents are maintained at the offices of the Registrant.

Item 29.  Management Services.

Inapplicable.


Item 30.  Undertakings

         (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under
                 Section 16(c) of the 1940 Act.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without change.

                                  SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and the State of New York on the 25th day of February, 1999.



                                       MUTUAL FUND INVESTMENT TRUST


                                       By /s/ Sarah E. Jones
                                         --------------------------
                                          Sarah E. Jones
                                          Chair


                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Sarah E. Jones                     Chair                  February 25, 1999
-------------------------              and
   Sarah E. Jones                      Trustee


/s/ Frank A. Liddell, Jr.
-------------------------              Trustee                February 25, 1999
 Frank A. Liddell, Jr.


/s/ George E. McDavid
-------------------------              Trustee                February 25, 1999
   George E. McDavid


/s/ Kenneth L. Otto
-------------------------              Trustee                February 25, 1999
    Kenneth L. Otto


/s/ Fergus Reid, III
-------------------------              Trustee                February 25, 1999
    Fergus Reid, III


/s/ H. Michael Tyson
-------------------------              Trustee                February 25, 1999
    H. Michael Tyson

/s/ Martin Dean
-------------------------              Treasurer              February 25, 1999
     Martin Dean                       and Principal
                                       Financial
                                       Officer

                                    II-9